UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04014

Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2016
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Equity Income Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
The six months ended December 31, 2016 began with uncertainty as political and macroeconomic events in the U.S. and other parts of the world kept investors on edge. A sharp but brief selloff in June was triggered by the U.K.’s vote to leave the European Union (“Brexit”). Markets recovered swiftly as investors determined the fallout from Brexit would not be as far-reaching as anticipated. In November, the unexpected outcome of the U.S. presidential election sparked a market rotation out of sectors such as healthcare and into areas expected to benefit from the new administration. Financials gained in anticipation of a lighter regulatory environment and higher interest rates, while industrials advanced on optimism that President-elect Trump will increase spending on infrastructure and defense. The “Trump reflation trade” persisted throughout the remainder of the year, helping to drive stock returns higher. Interest rates also climbed higher, as a strengthening U.S. economy finally prompted the Federal Reserve to increase its benchmark short-term rate.
Stocks in all capitalization ranges posted gains, according to the Russell indices. Small cap stocks led, followed by large caps and mid caps. Value-oriented stocks also performed well, outpacing growth stocks by a wide margin across the capitalization spectrum.

Fund Performance
For the six months ended December 31, 2016, the Meridian Growth Fund Legacy Class shares returned 9.13%, underperforming its benchmark, the Russell 2500 Growth Index, which gained 9.76%.
Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation. While our risk-first approach is particularly effective during heightened volatility, the second half of 2016 was characterized by fairly limited volatility.
From a sector perspective, leading drivers of underperformance included healthcare, where negative stock selection among healthcare equipment and service providers held back relative gains. The consumer discretionary sector was also weak as an underweight position to the automobiles & components industry grouping hurt relative performance. Areas of strength in the portfolio included the financials and industrials sectors, where stock selection and allocation buoyed results.
The three largest contributors to the Fund’s performance during the period were LPL Financial Holdings, Inc. (LPLA), Grand Canyon Education, Inc. (LOPE), and RigNet, Inc. (RNET):
•	LPL Financial Holdings, Inc. (LPLA) is a leading financial services provider to independent advisors and RIAs. After making a significant investment in compliance technology in the first half of the year to conform to new U.S. Department of Labor (DOL) fiduciary regulations, LPL recommitted to keeping costs down in the second half of the year, leading to better than expected margins. A rising interest rate environment also supported stock gains. Although there has been recent speculation that President-elect Donald Trump may roll back the DOL rule changes, we are confident that LPL will succeed regardless of the regulatory environment. As the stock appreciated during the period, we trimmed our position.

•	Grand Canyon Education, Inc. (LOPE) operates Grand Canyon University, a for-profit Christian university in Phoenix, Arizona. Through its highly efficient education delivery model, the university serves more than 17,000 students at its physical campus and 75,000 students online. We like the company’s strong, mid-to-high single digit top line growth and solid operating margins. Moving forward, we see opportunities for margins to scale higher, particularly as the company nears the completion of its most recent campus expansion project. As the project winds down, capital expenditures will decline, allowing the company to substantially increase free cash flow. We expect more of the same going forward and maintained our position.
•	RigNet, Inc. (RNET) is a communications service provider to offshore oil rigs. With one of the better balance sheets in the small cap energy space, RigNet successfully weathered the collapse in oil prices over the last two years. A recent recovery in oil prices and stabilization in the offshore rig count during the second half of the year contributed to positive gains in the stock. We trimmed our position in the company.

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
The three largest detractors from the Fund’s performance during the period were Endologix, Inc. (ELGX), Diplomat Pharmacy, Inc. (DPLO), and Carter’s, Inc. (CRI):
•	Endologix, Inc. (ELGX) is a medical device company that develops, manufactures, and markets minimally invasive treatments for vascular diseases. We invested in Endologix based on our belief that the company’s innovative technologies will allow it to capture an increasingly larger portion of the $2 billion market for vascular devices. Endologix lost ground after the FDA announced the need for additional follow-up data from patients in clinical trials for Nellix, its endovascular aneurysm sealing system. Other negative developments included a manufacturing issue with an endovascular device in the U.S. and the suspension of a similar device in Europe. We believe these setbacks are only temporary and the long-term potential for the company’s products remains strong. We consequently maintained our position in the stock.
•	Diplomat Pharmacy, Inc. (DPLO) is the nation’s largest independent specialty pharmacy. We invested in Diplomat because it was an opportunity to participate in new biotechnology discoveries without committing to a specific drug. We felt the company was well positioned to benefit from a trend in which manufacturers of specialty drugs are increasingly moving toward limited distribution. The stock sold off on news of higher than expected direct and indirect remuneration (DIR) fees charged by pharmacy benefit managers (PBMs). We exited the stock based on our discomfort with Diplomat’s lack of control over its economic destiny.
•	Carter’s Inc. (CRI) is the largest U.S. manufacturer of children’s apparel. Its scale advantage, strong distribution, and customer loyalty are just a few of the reasons we invest in this company. Management lowered its forward guidance during the period as reorder patterns came in slightly lower than expected. Further pressuring the stock was a decline in international shoppers at the company’s outlet stores, driven most notably by a strengthening U.S. dollar. We believe these recent issues are related to macroeconomic events, not internal execution issues, and that the stock will bounce back when consumer spending picks up. We consequently added to our position in Carter’s.

Outlook
As the U.S. transitions to new leadership, healthcare, tax reform, trade agreements, and other important issues hang in the balance. Although we are monitoring all of these issues closely, continued uncertainty will likely result in increased market volatility, which we welcome. We are poised to react when volatility picks up, and will look to add companies with predictable and recurring revenue streams, strong competitive advantages, and increasingly large market opportunities.
Thank you for your continued investment.
Chad Meade and Brian Schaub

Total Return Based on a $10,000 investment for the Period Ended December 31, 2016
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Average Annual Total Return as of 12.31.16
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	9.13%	16.28%	11.69%	8.72%	12.33%
Institutional Class (MRRGX)	12/24/14	9.14%	16.29%	—	—	4.75%
Class A (MRAGX) w/o sales charge	11/15/13	8.96%	15.89%	—	—	7.01%
Class A (MRAGX) with sales charge[1]	11/15/13	2.69%	9.23%	—	—	5.00%
Class C (MRCGX)	7/1/15	8.58%	15.10%	—	—	2.84%
Investor Class (MRIGX)	11/15/13	9.10%	16.19%	—	—	7.40%
Russell 2500® Growth Index	8/1/84	9.76%	9.73%	13.88%	8.24%	N/A [2]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Russell 2500® Growth Index is July 1, 1995.
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	6	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Top 10 Common Stock Holdings as of
12.31.16
ServiceMaster Global Holdings, Inc.	2.89%
Sally Beauty Holdings, Inc.	2.81%
CEB, Inc.	2.32%
Cadence Design Systems, Inc.	2.25%
LPL Financial Holdings, Inc.	2.25%
Sensata Technologies Holding N.V. (Netherlands)	2.24%
Clean Harbors, Inc.	2.22%
INC Research Holdings, Inc. Class A	2.19%
TriNet Group, Inc.	2.05%
HEICO Corp. Class A	2.03%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.16
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
The six months ended December 31, 2016 began with uncertainty as political and macroeconomic events in the U.S. and other parts of the world kept investors on edge. A sharp but brief selloff in June was triggered by the U.K.’s vote to leave the European Union (“Brexit”). Markets recovered swiftly as investors determined the fallout from Brexit would not be as far-reaching as anticipated. In November, the unexpected outcome of the U.S. presidential election sparked a market rotation out of sectors such as healthcare and into areas expected to benefit from the new administration. Financials gained in anticipation of a lighter regulatory environment and higher interest rates, while industrials advanced on optimism that President-elect Trump will increase spending on infrastructure and defense. The “Trump reflation trade” persisted throughout the remainder of the year, helping to drive stock returns higher. Interest rates also climbed higher, as a strengthening U.S. economy finally prompted the Federal Reserve to increase its benchmark short-term rate.
Stocks in all capitalization ranges posted gains, according to the Russell indices. Small cap stocks led gains, followed by large caps and mid caps. Value-oriented stocks also performed well, outpacing growth stocks by a wide margin across the capitalization spectrum.

Fund Performance
For the six months ended December 31, 2016, the Meridian Contrarian Fund Legacy Class shares returned 15.30%, outperforming its benchmark, the Russell 2500 Index, which gained 13.09%.
Our investment process seeks to identify out-of-favor companies that may have depressed valuations and visible catalysts for sustainable improvement. We initially screen for companies that have reported multiple year-over-year earnings declines, and use a fundamental research driven process to identify the reasons for the earnings declines and the probability of an earnings rebound. In order to identify the potential for an earnings rebound, we focus our attention on the quality of the business model and valuation of the company. In our eyes, a quality business exhibits a durable competitive advantage, improving return on invested capital & free cash flow, and sustainable future earnings growth. If the company meets these criteria, we wrap up our analysis by analyzing the appropriate valuation. Although companies may falter for a variety of reasons, the market often punishes them without differentiation, which in our eyes, may lead to attractive buying opportunities.
From a sector perspective, the Fund’s outperformance was driven primarily by positive performance in the information technology and energy sectors. Stock selection in the information technology sector was particularly strong as our semiconductor positions returned 52.17% during the period. Sectors that detracted from results included financials and healthcare. Although our stock selection in the financial sector was positive, our underweight position hurt performance. Specifically, an underweight position in insurance stocks held back relative gains.
The three largest contributors to the Fund’s performance during the period were Nvidia Corp. (NVDA), Citizens Financials Group, Inc. (CFG), and CACI International, Inc. (CACI):
•	Nvidia Corp. (NVDA) is the dominant provider of visual computing technologies used for PC based video games and is expanding into new markets in enterprise computing and automotive. We originally invested in the company after management significantly increased research & development spending in order to enter the mobile, automotive, and enterprise markets. These investments depressed earnings, and investors were initially disappointed with failed product launches in cell phones and tablets. However, we viewed Nvidia’s technology as highly differentiated, and felt that there were excellent opportunities outside of mobile devices. Stock performance during the period was driven by another solid earnings report, supported by exceptional demand for computing platforms used in artificial intelligence and deep learning, continued growth in PC gaming industry and sales of chips for automotive infotainment systems. Based on the market opportunities in auto and deep learning, we continue to hold shares.

•	Citizens Financial Group, Inc. (CFG) is a commercial bank in the northeastern United States with $150 billion in total assets. As a subsidiary of the Royal Bank of Scotland, Citizens had over extended its home equity portfolio and experienced credit issues during the housing crisis. However, at the time of its spinoff, the credit issues had run their course and the bank had a number of meaningful levers to drive earnings growth, including an over capitalized balance sheet, a plan to reduce expenses, and growing fee based businesses in wealth management.

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
In addition, Citizen’s positioning as an asset sensitive bank provided an opportunity for earnings upside should interest rates move higher off historically low levels. Over the past few years, Citizens has made steady progress deploying capital and improving its cost structure, but during the period shares performed especially well due to the significant jump in interest rates. We continue to hold shares in Citizens as the company is in the early innings of its turn and still has room to improve its capital deployment, expense structure, and net interest margin.

•	CACI International, Inc. (CACI) is a $3.5 billion provider of IT services for US government agencies, with a particular focus on defense and intelligence. Strong share performance over the past year continued as the company emerges from multiple years of revenue and earnings pressure caused by flat defense budgets and military drawdowns in the Middle East. CACI is benefitting from both an improving federal government spending environment, especially for the defense and intelligence programs, as well as the company’s own internal initiative that is focused on winning larger value contracts. This strategy has been successful, evidenced by a significant increase in new contract wins, resulting in a nearly 50% growth in the value of revenue backlog. We believe CACI’s return to growth is in the early stages - CACI should continue to win share in new contract awards, and defense and intelligence spending is budgeted to grow for the first time since 2011.
The three largest detractors from the Fund’s performance during the period were Endologix, Inc. (ELGX), Pacific Biosciences of California, Inc. (PACB), and Juno Therapeutics, Inc. (JUNO).
•	Endologix, Inc. (ELGX) is a medical device manufacturer focused on the abdominal aortic aneurism (AAA) market. We originally invested when the company was experiencing the simultaneous problems of slowing sales for its legacy product called AFX and high investment of its next generation product called Nellix. We liked the company’s growing position in the AAA market and felt that Nellix had the potential to be a game changing solution for AAA patients, resulting in the a potential doubling of the company’s revenue over the next 5 years. During the period shares underperformed as Nellix clinical trial data pointed to a much narrower market opportunity for the product and investors reacted accordingly. As we evaluated the change in long-term potential for the Nellix as well as signs of a continued slowdown for the AFX product, we felt the shares do not reflect a compelling risk/reward at this time. We will continue to monitor Endologix for signs of Nellix sales traction upon product approval.
•	Pacific Biosciences of California, Inc. (PACB) is a manufacturer of DNA sequencing technology used to analyze the genetic composition of everything from humans to viruses. The company offers unique form of sequencing called “long read” that is able to examine areas of the genome previously left unexplored by industry leader Illumina. However, the technology has traditionally been expensive, and scientists are unsure about how to exploit the company’s capabilities. We purchased the shares because of a new product cycle that drastically reduces the costs of PACB technology as well as a rising recognition that long read sequencing yields valuable information to both researchers who want to develop a more detailed map of genomes, and in clinical areas such as HLA testing for organ transplants. During the period, shares underperformed due to the termination of a distribution relationship with global diagnostics leader Roche. While the termination of this relationship raises concerns, we think the secular tailwind behind long read sequencing in the academic research market is strong, and PACB now has a tremendous opportunity to expand its reach into the clinical settings that had previously been Roche domain. We added slightly to our position during the period and are looking for confirmation of continued growth to purchase more shares.

•	Juno Therapeutics, Inc. (JUNO) is an innovative biotech company that focuses on an immune-oncology process called CAR-T therapy, which engineers a patient’s own t-cells to attack cancer. We invested in Juno after a series of patient deaths occurred in Juno’s clinical trial for acute lymphoblastic leukemia (ALL), resulting in a sharp correction in the shares. Despite these unfortunate events, we invested in Juno due to the company’s approach to using a newer technology which has demonstrated much promise. The new approach has also shown higher efficacy and less side effects than similar therapies currently being developed. Unfortunately, during the period, shares were hit again as two more patients from the ALL trial experienced lethal toxicity. We continue to hold shares in Juno due to the promise of its next generation product, currently being tested in non-Hodgkin lymphoma (NHL). Recent preliminary trial results in NHL point to extremely promising efficacy, and we think that Juno is well positioned to gain significant share in NHL therapy. We also believe Juno’s work in other blood cancers and solid tumors provides a significant free option opportunity for the shares.

Meridian Funds	9	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
As the U.S. transitions to new leadership, health care, tax reform, trade agreements, and other important issues hang in the balance. However, the complexities and uncertainty related to all of these issues could likely result in increased market volatility in the short run. We are poised to react when volatility picks up and will look to add companies with durable competitive advantages, improving free cash flow margins, and sustainable future earnings growth.
Thank you for your continued investment.
James England and Larry Cordisco.

Total Return Based on a $10,000 investment for the Period Ended December 31, 2016
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 12.31.16
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVLAX)	2/10/94	15.30%	16.59%	13.60%	6.87%	12.68%
Class A (MFCAX) w/o sales charge	11/15/13	15.02%	16.07%	—	—	6.56%
Class A (MFCAX) with sales charge[1]	11/15/13	8.40%	9.39%	—	—	4.56%
Class C (MFCCX)	7/1/15	14.70%	15.43%	—	—	4.02%
Investor Class (MFCIX)	11/15/13	15.18%	16.40%	—	—	6.85%
Russell 2500® Index	2/10/94	13.09%	17.59%	14.54%	7.69%	10.21%
S&P 500® Index	2/10/94	7.82%	11.94%	14.65%	6.94%	9.14%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC,

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Top 10 Common Stock Holdings as of
12.31.16
NVIDIA Corp.	5.81%
Microsoft Corp.	4.09%
Citizens Financial Group Inc.	3.82%
Alexander & Baldwin, Inc.	3.44%
EOG Resources, Inc.	3.30%
CACI International, Inc. Class A	3.28%
U.S. Bancorp	3.11%
Xylem, Inc.	2.69%
TOTAL SA ADR	2.59%
Verint Systems, Inc.	2.53%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.16
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	11	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
The six months ended December 31, 2016 began with uncertainty as political and macroeconomic events in the U.S. and other parts of the world kept investors on edge. A sharp but brief selloff in June was triggered by the U.K.’s vote to leave the European Union (“Brexit”). Markets recovered swiftly as investors determined the fallout from Brexit would not be as far-reaching as anticipated. In November, the unexpected outcome of the U.S. presidential election sparked a market rotation out of sectors such as healthcare and into areas expected to benefit from the new administration. Financials gained in anticipation of a lighter regulatory environment and higher interest rates, while industrials advanced on optimism that President-elect Trump will increase spending on infrastructure and defense. The “Trump reflation trade” persisted throughout the remainder of the year, helping to drive stock returns higher. Interest rates also climbed higher, as a strengthening U.S. economy finally prompted the Federal Reserve to increase its benchmark short-term rate.
Stocks in all capitalization ranges advanced, according to the Standard & Poor's indices. Small cap stocks led, followed by mid caps and large caps. Value-oriented stocks also performed solidly, particularly those generating high dividends, outpacing growth stocks by a wide margin across the capitalization spectrum.

Fund Performance
For the six months ended December 31, 2016, the Meridian Equity Income Fund Legacy Class shares advanced 9.72%, outperforming its benchmark, the S&P 500 Index, which gained 7.82%.
The Fund’s outperformance was driven primarily by investments in the information technology sector. We continue to be attracted to technology companies whose products and services are helping to power the digital world and continue to invest the portfolio’s assets in these companies. Holdings include on-demand ubiquitous computing companies (i.e., Apple, Microsoft, and Facebook), powerful digital players (i.e., Nvidia and Qualcomm), and businesses engaged in the fulfillment and distribution of internet sales (i.e., United Parcel Service). We also invest in companies leveraging mobile and digital technology to improve their businesses and brands (i.e., Starbucks, Nike, and Disney). Strong stock selection in the energy sector also contributed to the Fund’s relative performance.
Areas of relative weakness in the portfolio included the financials sector, where an underweight position versus the benchmark proved detrimental. Financial institutions benefited from higher interest rates as well as from expectations that the steepening yield curve and Trump policies would boost profitability for U.S. financial services companies. Although we have modestly increased our exposure in financials, we continue to take a very cautious approach in this sector. Negative stock selection within the industrial sector also hindered relative results. Although, as a group, industrial stocks benefited from an improvement in commodity prices and expectations of increased spending on U.S. infrastructure, the underperformance of key portfolio holdings in this sector weighed on performance.
The three largest contributors to the Fund’s performance during the period were Nvidia Corp. (NVDA), CRC 8% 12/15/22 (California Resources Corporation second lien notes), and Microsoft Corp. (MSFT).
•	Nvidia Corp. (NVDA) is a global leader in visual computing technologies and a key holding within the portfolio’s digital world allocation. What we like most about the chipmaker is its cutting-edge technology and dominant share in a small but rapidly growing enterprise market. In recent years Nvidia has built out its product road map and broadened the applications for its graphics processing units (GPUs), which quickly compute large volumes of information in parallel, or simultaneously. Today, the company’s GPUs are the preferred technology for machine learning, big data, and artificial intelligence. We continue to hold a sizable position in the company due to our confidence in the accelerative growth opportunities for Nvidia.

•	CRC 8% 12/15/22 are second lien notes for California Resources Corporation (CRC), an oil and natural gas exploration and drilling company in which we also own stock. Our investment in CRC’s debt was driven by our desire to diversify the portfolio through a high-quality, income-producing investment. We believed that, when oil prices rebounded, the liens would recover to par value. In 2016, oil prices increased 45.95%, and the liens

Meridian Funds	12	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)
recovered to 89.00% of par value from a low in February of 19.94%. Our success with CRC demonstrates our team’s ability to work across the capital structure to understand both the equity and debt used to finance a business and to identify what we believe are the best investment opportunities available through a company.
•	Microsoft Corp. (MSFT) is the leader in cloud computing, second only to Amazon.com (which we own). It also is a top holding among the on-demand ubiquitous computing companies we own. Lower costs, higher security, and a host of other benefits are convincing more companies to move their businesses to the cloud. Microsoft AZURE, the company’s cloud-based services platform, is a beneficiary of this trend and is steadily growing market share. During the most recent quarter, the company reported 121% year-over-year growth for AZURE, up from 108% last quarter. Its commercial cloud segment is now generating $13 billion in revenue annually, with a goal of $20 billion in 2018. We are optimistic Microsoft can reach this goal and therefore maintain a large position in the stock.
The three largest detractors from the Fund’s performance during the period were VMware, Inc. (VMW) short position, Royal Gold (RGLD), and Gilead Sciences (GILD).
•	VMware, Inc. (VMW) provides virtualization software and services to companies that want to maintain their own data center operations onsite versus in the cloud. We hold a short position in VMware due to our belief that, as companies increasingly move to the cloud for their enterprise applications, demand for VMware’s software and services will decline. In addition, we expect that a new technology from competitor Docker will create challenges for VMware. Our thesis did not play out during the most recent quarter and VMware reported better-than-expected financial results and raised full-year guidance on total and license revenues. The company’s strong results were driven by growth in new products and a slower decline in its virtualization software. We continue to believe that tougher days are ahead for VMware and maintained our short position, which is one of several that provide the portfolio a measure of defense.
•	Royal Gold, Inc. (RGLD) is a precious metals company with royalty claims on gold, silver, copper, lead and zinc at mines in over 20 countries. The company has an exceptional business model and provides us with a unique opportunity to get exposure to gold without operational risk (it does not directly own mines). Royal Gold essentially pays miners upfront for the right to buy their metals at reduced prices later and typically gets an 8% return on a flat price. It is a beneficiary of ounces growth and has pricing power. The stock was hurt by a decline in the price of gold, especially post-election, as investor sentiment turned positive and the dollar strengthened. A tightening monetary policy in the U.S. also hurt the performance of the precious metal. Nonetheless, we continue to believe Royal Gold is a good defensive play and will support portfolio performance during periods of market volatility. We consequently maintained our position.
•	Gilead Sciences (GILD) is a research-based biopharmaceutical company that discovers, develops, and commercializes therapeutics for patients suffering from life-threatening diseases. The company has a very strong HIV franchise and has developed a cure for Hepatitis-C. However, because patients are cured of Hepatitis-C after only 12-weeks of taking the drug, other drugs developed by Gilead for longer-term treatment of the disease are no longer needed, essentially eliminating the recurring revenue stream they produced. Revenue at the company has consequently declined and growth has slowed. Rhetoric from the U.S. presidential election and drug pricing also weighed heavily on the stock during the period. Despite Gilead’s recent weak performance, it has generated a tremendous amount of free cash flow and is buying back stock and paying larger dividends. We have consequently maintained our position in the stock.

Outlook
Looking ahead, we expect market volatility to increase. After a year of relatively low volatility, asset classes seem to be very tightly coiled and ready to spring. We have positioned the portfolio for this scenario by allocating a portion of assets to cash, shorts, and gold while continuing to own companies with unique business models, innovative products and services, and strong competitive advantages, which should help us participate on the upside. We are confident that our strategy will continue to reward investors with solid, long-term performance.
Thank you for your continued investment.
Minyoung Sohn

Meridian Funds	13	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2016
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.16
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	9.72%	11.15%	10.51%	5.62%	6.79%
Class A (MRAEX) w/o sales charge	11/15/13	9.59%	10.74%	—	—	5.24%
Class A (MRAEX) with sales charge[1]	11/15/13	3.33%	4.35%	—	—	3.25%
Class C (MRCEX)	7/1/15	9.43%	10.29%	—	—	2.94%
Investor Class (MRIEX)	11/15/13	9.74%	11.08%	—	—	5.49%
S&P 500® Index	1/31/05	7.82%	11.94%	14.65%	6.94%	7.76%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	14	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Composition (Unaudited)

Top 10 Stock and Bond Holdings as of
12.31.16
California Resources Corp. 8.00%, 12/15/22	10.08%
Apple, Inc.	4.85%
Microsoft Corp.	4.81%
NVIDIA Corp.	4.47%
Equifax, Inc.	4.06%
Royal Gold, Inc.	3.98%
QUALCOMM, Inc.	3.69%
Facebook, Inc. Class A	3.61%
United Parcel Service, Inc. Class B	3.60%
Starbucks Corp.	3.49%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.16
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	15	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
The six months ended December 31, 2016 began with uncertainty as political and macroeconomic events in the U.S. and other parts of the world kept investors on edge. A sharp but brief selloff in June was triggered by the U.K.’s vote to leave the European Union (“Brexit”). Markets recovered swiftly as investors determined the fallout from Brexit would not be as far-reaching as anticipated. In November, the unexpected outcome of the U.S. presidential election sparked a market rotation out of sectors such as healthcare and into areas expected to benefit from the new administration. Financials gained in anticipation of a lighter regulatory environment and higher interest rates, while industrials advanced on optimism that President-elect Trump will increase spending on infrastructure and defense. The “Trump reflation trade” persisted throughout the remainder of the year, helping to drive stock returns higher. Interest rates also climbed higher, as a strengthening U.S. economy finally prompted the Federal Reserve to increase its benchmark short-term rate.
Stocks in all capitalization ranges posted gains, according to the Russell indices. Small cap stocks led, followed by large caps and mid caps. Value-oriented stocks also performed well, outpacing growth stocks by a wide margin across the capitalization spectrum.

Fund Performance
For the six months ended December 31, 2016, the Meridian Small Cap Growth Fund Legacy Class shares returned 14.24%, outperforming its benchmark, the Russell 2000 Growth Index, which gained 13.12%.
Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation. While our risk-first approach is particularly effective during heightened volatility, the second half of 2016 was characterized by fairly limited volatility.
From a sector perspective, the Fund’s outperformance was driven by positioning in industrials and stock selection in energy. Sectors that detracted from results included materials and financials. Although our stock selection in the materials sector was positive, our underweight position hurt performance. An underweight position in bank stocks held back relative gains in the financials sector.
The three largest contributors to the Fund’s performance during the period were Evolution Petroleum Corp. (EPM), Carbonite, Inc. (CARB), and Grand Canyon Education, Inc. (LOPE):
•	Evolution Petroleum Corp. (EPM) is an energy company with royalty and working interests in Louisiana’s Delhi Field, which is controlled by the oil and gas producer Denbury Resources. Evolution’s royalty-based business model translates to low expenses, no debt, and positive free cash flow. As a result, when oil prices increase - as they did during the period - the flow through margin recognized by the company is extremely high. Other positives for the stock included a $28 million payment from Denbury Resources as part of a settlement to end a contract dispute. This strengthened the company’s balance sheet even further. Although we trimmed our position as the stock gained, we remain invested.

•	Carbonite, Inc. (CARB) provides individuals and small businesses with data backup, recovery, and archiving solutions. Two of the reasons we like the company are its low cost position in the market and open ended growth in the small business segment. The company’s recent outperformance has been driven by growth in this small business segment, while simultaneously keeping its consumer segment roughly flat. Carbonite’s strategy to shift its business focus away from consumers toward small and micro-sized businesses should be more profitable due to higher subscription renewal rates, higher average selling prices, and improved margins. With low single-digit penetration in these markets thus far, we believe there is room for Carbonite to grow, but recent outperformance led us to trim the position slightly.
•	Grand Canyon Education, Inc. (LOPE) operates Grand Canyon University, a for-profit Christian university in Phoenix, Arizona. Through its highly efficient education delivery model, the university serves more than 17,000 students at its physical campus and 75,000 students online. We like the company’s strong, mid-to-high single digit top line growth and solid operating margins. Moving forward, we see opportunities for margins to scale higher,

Meridian Funds	16	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
particularly as the company nears the completion of its most recent campus expansion project. As the project winds down, capital expenditures will decline, allowing the company to substantially increase free cash flow. We expect more of the same going forward and maintained our position.
The three largest detractors from the Fund’s performance during the period were Endologix, Inc. (ELGX), Diplomat Pharmacy, Inc. (DPLO), and Pacific Biosciences of California, Inc. (PACB):
•	Endologix, Inc. (ELGX) is a medical device company that develops, manufactures, and markets minimally invasive treatments for vascular diseases. We invested in Endologix based on our belief that the company’s innovative technologies will allow it to capture an increasingly larger portion of the $2 billion market for vascular devices. Endologix lost ground after the FDA announced the need for additional follow-up data from patients in clinical trials for Nellix, its endovascular aneurysm sealing system. Other negative developments included a manufacturing issue with an endovascular device in the U.S. and the suspension of a similar device in Europe. We believe these setbacks are only temporary and the long-term potential for the company’s products remains strong. We consequently maintained our position in the stock.
•	Diplomat Pharmacy, Inc. (DPLO) is a medical device company that develops, manufactures, and markets minimally invasive treatments for vascular diseases. We invested in Endologix based on our belief that the company’s innovative technologies will allow it to capture an increasingly larger portion of the $2 billion market for vascular devices. Endologix lost ground after the FDA announced the need for additional follow-up data from patients in clinical trials for Nellix, its endovascular aneurysm sealing system. Other negative developments included a manufacturing issue with an endovascular device in the U.S. and the suspension of a similar device in Europe. We believe these setbacks are only temporary and the long-term potential for the company’s products remains strong. We consequently maintained our position in the stock.
•	Pacific Biosciences of California, Inc. (PACB) is a leader in the field of next-generation gene sequencing technology. Our excitement about this company is tied to its proprietary Single Molecule, Real-Time (SMRT) sequencing technology which provides the longest read lengths and highest accuracy. Through its razor-razorblade business model, the company sells its gene sequencing and benefits longer term from selling the reagents and consumables used to complete the gene readings. The stock declined on news that Roche Diagnostics had terminated its partnership with Pacific Biosciences to commercialize the Sequel™ System for clinical applications. We continue to believe the outlook remains promising as the company continues to improve its throughput and efficiency to lower the overall cost of gene sequencing to penetrate the academic and clinical markets.

Outlook
As the U.S. transitions to new leadership, healthcare, tax reform, trade agreements, and other important issues hang in the balance. Although we are monitoring all of these issues closely, continued uncertainty will likely result in increased market volatility, which we welcome. We are poised to react when volatility picks up, and will look to add companies with predictable and recurring revenue streams, strong competitive advantages, and increasingly large market opportunities.
Thank you for your continued investment.
Chad Meade and Brian Schaub

Total Return Based on a $10,000 investment for the Period Ended December 31, 2016
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Meridian Funds	17	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Average Annual Total Return as of 12.31.16
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	14.24%	20.43%	—	—	12.04%
Institutional Class (MSGRX)	12/24/14	14.39%	20.59%	—	—	6.21%
Class A (MSGAX) w/o sales charge	12/16/13	14.03%	19.95%	—	—	11.63%
Class A (MSGAX) with sales charge[1]	12/16/13	7.45%	13.07%	—	—	9.48%
Class C (MSGCX)	7/1/15	13.71%	19.20%	—	—	3.05%
Investor Class (MISGX)	12/16/13	14.26%	20.36%	—	—	11.98%
Russell 2000® Growth Index	12/16/13	13.12%	11.32%	13.74%	7.76%	6.46%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	18	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.16
Sally Beauty Holdings, Inc.	2.72%
Heritage-Crystal Clean, Inc.	2.39%
CEB, Inc.	2.29%
INC Research Holdings, Inc. Class A	2.11%
Evolution Petroleum Corp.	2.01%
InnerWorkings, Inc.	1.88%
Grand Canyon Education, Inc.	1.82%
TriNet Group, Inc.	1.81%
Wolverine World Wide, Inc.	1.61%
Bats Global Markets, Inc.	1.60%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.16
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	19	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
December 31, 2016 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.87%	$1,000.00	$1,091.30	$4.56
Institutional Class (MRRGX)	0.87%	$1,000.00	$1,091.40	$4.56
Class A (MRAGX) [2]	1.18%	$1,000.00	$1,089.60	$6.18
Class C (MRCGX) [3]	1.91%	$1,000.00	$1,085.80	$9.99
Investor Class (MRIGX)	0.94%	$1,000.00	$1,091.00	$4.93

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.87%	$1,000.00	$1,020.71	$4.41
Institutional Class (MRRGX)	0.87%	$1,000.00	$1,020.71	$4.41
Class A (MRAGX) [2]	1.18%	$1,000.00	$1,019.15	$5.97
Class C (MRCGX) [3]	1.91%	$1,000.00	$1,015.49	$9.65
Investor Class (MRIGX)	0.94%	$1,000.00	$1,020.36	$4.76

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	20	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses
December 31, 2016 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,153.70	$ 6.10
Class A (MFCAX) [2]	1.60%	$1,000.00	$1,150.20	$ 8.62
Class C (MFCCX) [3]	2.15%	$1,000.00	$1,147.00	$11.57
Investor Class (MFCIX)	1.35%	$1,000.00	$1,151.80	$ 7.28

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,019.40	$ 5.72
Class A (MFCAX) [2]	1.60%	$1,000.00	$1,017.05	$ 8.09
Class C (MFCCX) [3]	2.15%	$1,000.00	$1,014.29	$10.86
Investor Class (MFCIX)	1.35%	$1,000.00	$1,018.30	$ 6.83

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	21	www.meridianfund.com

Meridian Equity Income Fund
Fund Expenses
December 31, 2016 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.39%	$1,000.00	$1,097.20	$ 7.31
Class A (MRAEX) [2]	1.74%	$1,000.00	$1,095.90	$ 9.14
Class C (MRCEX) [3]	2.14%	$1,000.00	$1,094.30	$11.24
Investor Class (MRIEX)	1.49%	$1,000.00	$1,097.40	$ 7.83

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.39%	$1,000.00	$1,018.10	$ 7.03
Class A (MRAEX) [2]	1.74%	$1,000.00	$1,016.34	$ 8.80
Class C (MRCEX) [3]	2.14%	$1,000.00	$1,014.34	$10.81
Investor Class (MRIEX)	1.49%	$1,000.00	$1,017.60	$ 7.54

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	22	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2016 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,142.40	$ 6.44
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,143.90	$ 5.91
Class A (MSGAX) [2]	1.53%	$1,000.00	$1,140.30	$ 8.21
Class C (MSGCX) [3]	2.19%	$1,000.00	$1,137.10	$11.73
Investor Class (MISGX)	1.18%	$1,000.00	$1,142.60	$ 6.34

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,019.05	$ 6.07
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.55	$ 5.57
Class A (MSGAX) [2]	1.53%	$1,000.00	$1,017.40	$ 7.74
Class C (MSGCX) [3]	2.19%	$1,000.00	$1,014.09	$11.06
Investor Class (MISGX)	1.18%	$1,000.00	$1,019.15	$ 5.97

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	23	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
December 31, 2016

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co. using similar investment strategies.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the imposition of a 2% redemption fee on shares held 60 days or less. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.796.3434 or access our website at www.meridianfund.com.

Meridian Funds	24	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
December 31, 2016 (Unaudited)
	Shares	Value
Common Stocks - 93.1%
Consumer Discretionary - 20.7%
Diversified Consumer Services - 4.6%
Grand Canyon Education, Inc.[1]	399,055	$ 23,324,765
ServiceMaster Global Holdings, Inc.[1]	1,006,253	37,905,550
		61,230,315
Hotels, Restaurants & Leisure - 1.5%
Dunkin' Brands Group, Inc.[2]	367,173	19,254,552
Leisure Products - 1.2%
Polaris Industries, Inc.[2]	188,960	15,568,414
Media - 2.0%
National CineMedia, Inc.	1,779,738	26,215,541
Specialty Retail - 7.8%
Dick's Sporting Goods, Inc.	244,147	12,964,206
DSW, Inc. Class A2	416,945	9,443,804
Five Below, Inc.[1,2]	383,938	15,342,163
Hibbett Sports, Inc.[1,2]	505,549	18,856,978
Monro Muffler Brake, Inc.[2]	156,627	8,959,064
Sally Beauty Holdings, Inc.[1,2]	1,397,026	36,909,427
		102,475,642
Textiles, Apparel & Luxury Goods - 3.6%
Carter's, Inc.	298,261	25,766,768
Wolverine World Wide, Inc.	998,663	21,920,653
		47,687,421
Total Consumer Discretionary		272,431,885
Energy - 1.9%
Energy Equipment & Services - 1.9%
Dril-Quip, Inc.[1,2]	102,388	6,148,399
RigNet, Inc.[1]	786,525	18,208,054
Total Energy		24,356,453
Financials - 6.5%
Capital Markets - 5.7%
Bats Global Markets, Inc.	420,992	14,107,442
Financial Engines, Inc.[2]	503,166	18,491,350
LPL Financial Holdings, Inc.[2]	839,202	29,548,302
WisdomTree Investments, Inc.[2]	1,112,333	12,391,390
		74,538,484
Commercial Banks - 0.8%
Bank of the Ozarks, Inc.[2]	196,123	10,314,109
Total Financials		84,852,593
Health Care - 20.3%
Biotechnology - 3.1%
Alnylam Pharmaceuticals, Inc.[1,2]	187,441	7,017,791
Atara Biotherapeutics, Inc. [1,2]	307,706	4,369,425
Bluebird Bio, Inc.[1,2]	110,990	6,848,083
	Shares	Value
DBV Technologies SA ADR (France)[1,2]	186,154	$ 6,539,590
Dyax Corp. CVR[1]	316,946	351,810
Exact Sciences Corp.[1,2]	720,361	9,624,023
Neurocrine Biosciences, Inc.[1]	166,884	6,458,411
		41,209,133
Health Care Equipment & Supplies - 8.6%
ABIOMED, Inc.[1]	63,669	7,174,223
Align Technology, Inc.[1]	71,262	6,850,416
Cooper Cos., Inc. (The)	98,688	17,263,492
DexCom, Inc.[1,2]	151,815	9,063,356
Endologix, Inc.[1,2]	1,480,030	8,465,772
Insulet Corp.[1]	217,178	8,183,267
Nevro Corp. [1,2]	100,908	7,331,975
Novadaq Technologies, Inc.[1,2]	980,527	6,951,936
Quidel Corp.[1]	298,579	6,395,562
Spectranetics Corp. (The)[1,2]	602,398	14,758,751
STERIS Plc[1,2]	304,007	20,487,032
		112,925,782
Health Care Providers & Services - 1.9%
MEDNAX [1]	210,004	13,998,866
Patterson Cos, Inc.[2]	275,393	11,299,375
		25,298,241
Health Care Technology - 1.6%
athenahealth, Inc.[1,2]	106,432	11,193,453
Medidata Solutions, Inc.[1]	187,404	9,308,357
		20,501,810
Life Sciences Tools & Services - 2.2%
INC Research Holdings, Inc. Class A1	546,005	28,719,863
Pharmaceuticals - 2.9%
Catalent Inc. [1]	563,489	15,191,664
Moderna Therapeutics , Inc. Acquisition Date: 8/8/16, Cost $5,764,948[1,3,4]	656,600	5,764,948
Prestige Brands Holdings, Inc.[1]	144,993	7,554,135
Revance Therapeutics, Inc.[1,2]	480,762	9,951,773
		38,462,520
Total Health Care		267,117,349
Industrials - 25.0%
Aerospace & Defense - 2.0%
HEICO Corp. Class A	393,543	26,721,570
Air Freight & Logistics - 1.6%
Forward Air Corp.	429,113	20,331,374
Building Products - 0.6%
ALLEGION Plc	114,432	7,323,648
Commercial Services & Supplies - 3.2%
Clean Harbors, Inc.[1]	523,429	29,128,824
The accompanying notes are an integral part of the financial statements.

Meridian Funds	25	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2016 (Unaudited)
	Shares	Value
Multi-Color Corp.	94,147	$ 7,305,807
Ritchie Bros. Auctioneers, Inc. (Canada)	176,871	6,013,614
		42,448,245
Electrical Equipment - 2.3%
Sensata Technologies Holding N.V. (Netherlands)[1]	754,595	29,391,475
Machinery - 5.5%
Kennametal, Inc.	300,854	9,404,696
Proto Labs, Inc.[1,2]	271,113	13,921,652
Tennant Co.	276,385	19,678,612
Wabtec Corp.[2]	238,237	19,778,436
Woodward, Inc.	143,520	9,910,056
		72,693,452
Marine - 1.5%
Kirby Corp.[1,2]	293,055	19,488,158
Professional Services - 5.0%
Advisory Board Co. (The)[1]	238,433	7,927,897
CEB, Inc.[2]	503,703	30,524,402
TriNet Group, Inc.[1]	1,053,367	26,987,263
		65,439,562
Road & Rail - 2.3%
Heartland Express, Inc.[2]	925,369	18,840,513
Roadrunner Transportation Systems, Inc.[1]	432,762	4,496,397
Saia, Inc.[1]	162,052	7,154,596
		30,491,506
Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc. Class A	146,201	13,507,510
Total Industrials		327,836,500
Information Technology - 17.8%
Electronic Equipment & Instruments - 2.6%
CDW Corp.	349,926	18,227,646
Trimble Navigation Ltd.[1]	547,515	16,507,577
		34,735,223
Internet Software & Services - 5.7%
2U, Inc.[1,2]	634,360	19,125,954
ChannelAdvisor Corp.[1]	887,771	12,739,514
Cimpress, N.V. (Netherlands)[1,2]	111,536	10,217,813
CoStar Group, Inc.[1]	52,888	9,968,859
New Relic, Inc. [1,2]	340,902	9,630,481
Shutterstock, Inc.[1,2]	159,676	7,587,803
SPS Commerce, Inc.[1]	89,731	6,271,300
		75,541,724
IT Services - 3.1%
Euronet Worldwide, Inc.[1]	93,056	6,740,046
Gartner, Inc.[1]	194,712	19,679,542
	Shares	Value
MAXIMUS, Inc.	253,492	$ 14,142,319
		40,561,907
Software - 5.8%
Barracuda Networks, Inc.[1]	317,509	6,804,218
Cadence Design Systems, Inc.[1]	1,174,008	29,608,482
Descartes Systems Group, Inc. (The)[1]	511,211	10,939,915
RealPage, Inc.[1]	277,820	8,334,600
SS&C Technologies Holdings, Inc.[2]	699,768	20,013,365
		75,700,580
Technology Hardware, Storage & Peripherals - 0.6%
Stratasys Ltd.[1,2]	479,427	7,929,722
Total Information Technology		234,469,156
Real Estate - 0.9%
Equity Real Estate Investment Trusts (REITS) - 0.9%
National Storage Affiliates Trust	547,996	12,094,272
Total Real Estate		12,094,272
Total Common Stocks - 93.1% (Cost $1,072,445,862)		1,223,158,208

	Shares/ Principal Amount
Short-Term Investments - 11.2%5
Money Market Funds - 2.6%
BlackRock Liquidity Funds FedFund Portfolio, 0.44%	5,548,000	5,548,000
Federated Treasury Obligations Fund, 0.43%	5,858,000	5,858,000
Fidelity Money Market Funds, Government Portfolio, Institutional Class, 0.43%	5,848,000	5,848,000
JP Morgan Money Market Funds, Government Portfolio, 0.44%	5,978,000	5,978,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 0.44%	5,888,000	5,888,000
STIT, Government & Agency Portfolio, 0.43%	5,678,000	5,678,000
Total Money Market Funds		34,798,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	26	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2016 (Unaudited)
	Shares/ Principal Amount	Value
Repurchase Agreements - 8.6%
Citigroup Global Markets, Inc., dated 12/30/16, due 1/3/17, 0.53%, total to be received $34,401,000 (collateralized by various U.S. Government Sponsored Agency Obligations, 2.00% - 8.50%, 12/1/17 - 1/1/47, totaling $35,086,954)	$34,398,974	$ 34,398,974
HSBC Securities, Inc., dated 12/30/16, due 1/3/17, 0.45%, total to be received $23,724,765 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.88% - 3.00%, 5/15/17 - 5/15/46, totaling $24,198,059)	23,723,579	23,723,579
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/30/16, due 1/3/17, 0.50%, total to be received $20,473,441 (collateralized by various U.S. Government Sponsored Agency Obligations, 1.74% - 6.00%, 8/1/22 - 1/15/49, totaling $20,881,750)	20,472,304	20,472,304
	Shares/ Principal Amount	Value
RBC Dominion Securities Inc, dated 12/30/16, due 1/3/17, 0.52%, total to be received $34,400,961 (collateralized by various U.S. Government Agency Obligations, 0.88% - 7.00%, 2/13/17 - 1/1/47, totaling $35,086,953)	$34,398,974	$ 34,398,974
Total Repurchase Agreements		112,993,831
Total Short-Term Investments - 11.2% (Cost $147,791,831)		147,791,831
Total Investments - 104.3% (Cost $1,220,237,693)		1,370,950,039
Liabilities in Excess of Other Assets - (4.3)%		(57,145,277)
Net Assets - 100.0%		$1,313,804,762

ADR—American Depositary Receipt
CVR—Contingent Value Rights
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at December 31, 2016. Total value of such securities at period-end amounts to $248,455,013 and represents 18.91% of net assets.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $5,764,948 and represents 0.44% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
December 31, 2016 (Unaudited)
	Shares	Value
Common Stocks - 89.5%
Consumer Discretionary - 9.9%
Diversified Consumer Services - 0.8%
Regis Corp.[1]	322,601	$ 4,684,166
Hotels, Restaurants & Leisure - 2.0%
Las Vegas Sands Corp.	222,433	11,880,147
Media - 0.8%
Lions Gate Entertainment Corp. Class A (Canada)[2]	170,000	4,573,000
Multiline Retail - 1.3%
Fred's, Inc. Class A2	409,278	7,596,200
Specialty Retail - 2.9%
Advance Auto Parts, Inc.	20,000	3,382,400
Dick's Sporting Goods, Inc.	140,068	7,437,611
Five Below, Inc.[1,2]	155,511	6,214,219
		17,034,230
Textiles, Apparel & Luxury Goods - 2.1%
Gildan Activewear, Inc. (Canada)[2]	470,184	11,928,568
Total Consumer Discretionary		57,696,311
Consumer Staples - 2.2%
Beverages - 1.1%
Diageo Plc ADR[2]	58,870	6,118,948
Food Products - 1.1%
Nomad Foods Ltd.[1,2]	695,366	6,654,653
Total Consumer Staples		12,773,601
Energy - 7.4%
Energy Equipment & Services - 0.5%
Helmerich & Payne, Inc. [2]	35,887	2,777,654
Oil, Gas & Consumable Fuels - 6.9%
California Resources Corp.[1,2]	271,271	5,775,359
EOG Resources, Inc.	189,826	19,191,409
TOTAL SA ADR	296,000	15,087,120
		40,053,888
Total Energy		42,831,542
Financials - 10.4%
Capital Markets - 1.3%
Oaktree Capital Group LLC [2]	194,970	7,311,375
Commercial Banks - 9.1%
Bank of Hawaii Corp.[2]	145,754	12,926,922
Citizens Financial Group Inc.	624,504	22,251,078
U.S. Bancorp	352,000	18,082,240
		53,260,240
Total Financials		60,571,615
Health Care - 6.7%
Biotechnology - 4.1%
Agios Pharmaceuticals, Inc.[1,2]	62,500	2,608,125
	Shares	Value
Celgene Corp.[1]	121,000	$ 14,005,750
Juno Therapeutics, Inc. [1,2]	158,734	2,992,136
Neurocrine Biosciences, Inc.[1,2]	119,022	4,606,151
		24,212,162
Life Sciences Tools & Services - 1.7%
Accelerate Diagnostics, Inc. [1,2]	337,769	7,008,707
Pacific Biosciences of California, Inc.[1,2]	746,154	2,835,385
		9,844,092
Pharmaceuticals - 0.9%
Nektar Therapeutics [1,2]	427,098	5,240,493
Total Health Care		39,296,747
Industrials - 9.3%
Aerospace & Defense - 1.7%
KLX, Inc.[1]	215,000	9,698,650
Electrical Equipment - 1.8%
EnerSys, Inc.	136,000	10,621,600
Machinery - 2.7%
Xylem, Inc.	316,610	15,678,527
Road & Rail - 1.1%
Union Pacific Corp.	59,370	6,155,482
Trading Companies & Distributors - 2.0%
H&E Equipment Services, Inc.	243,487	5,661,073
MSC Industrial Direct Co., Inc. Class A	68,345	6,314,394
		11,975,467
Total Industrials		54,129,726
Information Technology - 29.6%
Electronic Equipment & Instruments - 3.4%
Trimble Navigation Ltd.[1]	312,156	9,411,503
Zebra Technologies Corp. Class A1,2	121,000	10,376,960
		19,788,463
IT Services - 4.8%
Acxiom Corp.[1]	317,800	8,517,040
CACI International, Inc. Class A1	153,800	19,117,340
		27,634,380
Semiconductors - 11.5%
Mellanox Technologies Ltd.[1]	279,282	11,422,634
Micron Technology, Inc.[1]	450,772	9,880,922
NVIDIA Corp.	316,955	33,831,777
Power Integrations, Inc.	46,386	3,147,290
QUALCOMM, Inc.	136,469	8,897,779
		67,180,402
Software - 8.0%
Microsoft Corp.	383,200	23,812,048
Silver Spring Networks, Inc.[1]	610,303	8,123,133
The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2016 (Unaudited)
	Shares	Value
Verint Systems, Inc.[1]	417,000	$ 14,699,250
		46,634,431
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	93,943	10,880,478
Total Information Technology		172,118,154
Materials - 6.9%
Chemicals - 1.2%
Agrium, Inc.[2]	71,777	7,217,177
Construction Materials - 2.1%
Summit Materials Inc. Class A1	291,436	6,933,257
U.S. Concrete, Inc.[1,2]	76,000	4,978,000
		11,911,257
Containers & Packaging - 1.3%
Owens-Illinois, Inc.[1]	426,186	7,419,898
Metals & Mining - 2.3%
Freeport-McMoRan, Inc.[1]	404,530	5,335,751
Newmont Mining Corp.	236,000	8,040,520
		13,376,271
Total Materials		39,924,603
Real Estate - 5.1%
Equity Real Estate Investment Trusts (REITS) - 1.7%
Rayonier, Inc.	366,080	9,737,728
Real Estate Management & Development - 3.4%
Alexander & Baldwin, Inc.	446,677	20,042,397
Total Real Estate		29,780,125
Telecommunication Services - 1.5%
Diversified Telecommunications - 1.5%
Iridium Communications, Inc.[1,2]	935,515	8,980,944
Total Telecommunication Services		8,980,944
Utilities - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Ferrellgas Partners LP2	451,794	3,058,645
Total Utilities		3,058,645
Total Common Stocks - 89.5% (Cost $391,706,526)		521,162,013

	Number of Contracts	Value
Put Options Purchased - 0.0%
Fred's, Inc. Expiring January 20, 2017 at $10.00	3,000	$ 15,000
Iridium Communications, Inc. Expiring January 20, 2017 at $7.50	9,000	90,000
Total Put Options Purchased - 0.0% (Cost $396,488)		105,000

	Shares/ Principal Amount
Short-Term Investments - 11.2%3
Money Market Funds - 3.0%
BlackRock Liquidity Funds FedFund Portfolio, 0.44%	3,119,000	3,119,000
Federated Treasury Obligations Fund, 0.43%	2,678,000	2,678,000
Fidelity Money Market Funds, Government Portfolio, Institutional Class, 0.43%	2,818,000	2,818,000
JP Morgan Money Market Funds, Government Portfolio, 0.44%	2,882,000	2,882,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 0.44%	2,882,000	2,882,000
STIT, Government & Agency Portfolio, 0.43%	2,882,000	2,882,000
Total Money Market Funds		17,261,000
Repurchase Agreements - 8.2%
Citigroup Global Markets, Inc., dated 12/30/16, due 1/3/17, 0.53%, total to be received $15,123,921 (collateralized by various U.S. Government Sponsored Agency Obligations, 2.00% - 8.50%, 12/1/17 - 1/1/47, totaling $15,425,490)	$15,123,030	15,123,030

The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2016 (Unaudited)
	Shares/ Principal Amount	Value
HSBC Securities, Inc., dated 12/30/16, due 1/3/17, 0.46%, total to be received $15,123,803 (collateralized by various U.S. Government Sponsored Agency Obligations, 1.38% - 3.75%, 11/30/18 - 11/15/43, totaling $15,425,575)	$15,123,030	$ 15,123,030
JP Morgan Securities LLC, dated 12/30/16, due 1/3/17, 0.50%, total to be received $2,344,647 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 1.38%, 4/13/17 - 8/31/21, totaling $2,391,422)	2,344,517	2,344,517
RBC Dominion Securities Inc, dated 12/30/16, due 1/3/17, 0.52%, total to be received $15,123,904 (collateralized by various U.S. Government Agency Obligations, 0.88% - 7.00%, 2/13/17 - 1/1/47, totaling $15,425,491)	15,123,030	15,123,030
Total Repurchase Agreements		47,713,607
Total Short-Term Investments - 11.2% (Cost $64,974,607)		64,974,607
Total Investments - 100.7% (Cost $457,077,621)		586,241,620
Liabilities in Excess of Other Assets - (0.7)%		(4,236,087)
Net Assets - 100.0%		$582,005,533

	Number of Contracts	Value
Call Option Written - (0.6)%
NVIDIA Corp. Expiring January 20, 2017 at $70.00	(1,000)	$(3,740,000)
Total Call Option Written - (0.6)% (Premium received $(242,204))		$(3,740,000)

Put Options Written - (0.0)%
Mellanox Technologies Ltd.
Expiring January 20, 2017 at $38.00	(250)	$ (3,750)
Expiring March 17, 2017 at $38.00	(200)	(26,000)
Total Put Options Written - (0.0)% (Premium received $(98,632))		$(29,750)

ADR—American Depositary Receipt
Plc—Public Limited Company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at December 31, 2016. Total value of such securities at period-end amounts to $70,789,811 and represents 12.16% of net assets.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments
December 31, 2016 (Unaudited)
	Shares	Value
Common Stocks - 87.2%
Consumer Discretionary - 15.6%
Hotels, Restaurants & Leisure - 5.5%
Las Vegas Sands Corp.	18,000	$ 961,380
Starbucks Corp.	30,000	1,665,600
		2,626,980
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc.[1]	2,165	1,623,469
Media - 2.3%
Walt Disney Co. (The)	10,379	1,081,699
Specialty Retail - 2.3%
TJX Companies, Inc. (The)	15,000	1,126,950
Textiles, Apparel & Luxury Goods - 2.1%
NIKE, Inc. Class B	20,000	1,016,600
Total Consumer Discretionary		7,475,698
Consumer Staples - 5.8%
Beverages - 1.4%
Brown-Forman Corp. Class B	14,600	655,832
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	7,000	1,120,770
Tobacco - 2.1%
Altria Group, Inc.	14,946	1,010,648
Total Consumer Staples		2,787,250
Energy - 4.5%
Oil, Gas & Consumable Fuels - 4.5%
California Resources Corp.[1,2]	75,000	1,596,750
EOG Resources, Inc.	5,678	574,046
Total Energy		2,170,796
Financials - 8.3%
Capital Markets - 1.2%
Intercontinental Exchange, Inc.	10,135	571,817
Commercial Banks - 7.1%
Citigroup, Inc.	16,353	971,859
JPMorgan Chase & Co.	11,497	992,076
U.S. Bancorp	27,911	1,433,788
		3,397,723
Total Financials		3,969,540
Health Care - 7.0%
Biotechnology - 5.8%
Alnylam Pharmaceuticals, Inc.[1,2]	10,500	393,120
Celgene Corp.[1]	5,737	664,058
Exact Sciences Corp.[1,2]	33,000	440,880
Gilead Sciences, Inc.	12,570	900,137
Vertex Pharmaceuticals, Inc. [1]	5,000	368,350
		2,766,545
	Shares	Value
Life Sciences Tools & Services - 1.2%
Accelerate Diagnostics, Inc. [1,2]	27,300	$ 566,475
Total Health Care		3,333,020
Industrials - 10.3%
Aerospace & Defense - 2.6%
Lockheed Martin Corp.	5,000	1,249,700
Air Freight & Logistics - 3.6%
United Parcel Service, Inc. Class B	15,000	1,719,600
Professional Services - 4.1%
Equifax, Inc.	16,406	1,939,681
Total Industrials		4,908,981
Information Technology - 27.7%
Internet Software & Services - 6.9%
Alphabet, Inc. Class A1	2,000	1,584,900
Facebook, Inc. Class A1	15,000	1,725,750
		3,310,650
IT Services - 2.9%
MasterCard, Inc. Class A	5,934	612,686
Visa, Inc. Class A	9,964	777,392
		1,390,078
Semiconductors - 8.2%
NVIDIA Corp.	20,000	2,134,800
QUALCOMM, Inc.	27,000	1,760,400
		3,895,200
Software - 4.8%
Microsoft Corp.	37,000	2,299,180
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	20,000	2,316,400
Total Information Technology		13,211,508
Materials - 6.0%
Chemicals - 2.0%
Dow Chemical Co. (The)	8,133	465,370
Mosaic Co. (The)	16,607	487,084
		952,454
Metals & Mining - 4.0%
Royal Gold, Inc.	30,000	1,900,500
Total Materials		2,852,954
Telecommunication Services - 1.0%
Wireless Telecommunication Services - 1.0%
T-Mobile US, Inc.[1]	8,654	497,692
Total Telecommunication Services		497,692
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
December 31, 2016 (Unaudited)
	Shares	Value
Utilities - 1.0%
Multi-Utilities - 1.0%
Dominion Resources, Inc.	6,211	$ 475,700
Total Utilities		475,700
Total Common Stocks - 87.2% (Cost $34,897,771)		41,683,139
Exchange Traded Funds - 1.5%
Sprott Physical Gold Trust[1,2]	75,000	704,250
Total Exchange Traded Funds - 1.5% (Cost $765,947)		704,250

	Principal Amount
Corporate Bonds - 6.7%
Energy - 6.7%
Oil, Gas & Consumable Fuels - 6.7%
California Resources Corp., 8.00%, 12/15/22	$3,616,000	3,218,240
Total Corporate Bonds - 6.7% (Cost $1,714,262)		3,218,240

	Number of Contracts
Call Options Purchased - 0.1%
Royal Gold, Inc. Expiring January 18, 2019 at $100.00	50	27,500
Twitter, Inc. Expiring January 19, 2018 at $30.00	250	7,000
Total Call Options Purchased - 0.1% (Cost $96,657)		34,500

Shares/ Principal Amount
Short-Term Investments - 5.6%3
Repurchase Agreements - 5.6%
BNP Paribas S.A., dated 12/30/16, due 1/3/17, 0.50%, total to be received $618,164 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.88%, 4/30/18 - 12/20/46, totaling $630,585)	$618,130	618,130
	Shares/ Principal Amount	Value
Citigroup Global Markets, Inc., dated 12/30/16, due 1/3/17,0.53%, total to be received $618,166 (collateralized by various U.S. Government Sponsored Agency Obligations, 2.00% - 8.50%, 12/1/17 - 1/1/47, totaling $630,493)	$618,130	$ 618,130
JP Morgan Securities LLC, dated 12/30/16, due 1/3/17, 0.50%, total to be received $183,219 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 1.38%, 4/13/17 - 8/31/21, totaling $186,874)	183,209	183,209
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/30/16, due 1/3/17, 0.50%, total to be received $618,164 (collateralized by various U.S. Government Sponsored Agency Obligations, 1.74% - 6.00%, 8/1/22 - 1/15/49, totaling $630,493)	618,130	618,130
RBC Dominion Securities Inc, dated 12/30/16, due 1/3/17, 0.52%, total to be received $618,166 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.88% - 7.00%, 2/13/17 - 1/1/47, totaling $630,493)	618,130	618,130
Total Repurchase Agreements		2,655,729
Total Investments - 101.1% (Cost $40,130,366)		48,295,858
Liabilities in Excess of Other Assets - (1.1)%		(524,319)
Net Assets - 100.0%		$47,771,539

Shares
Securities Sold Short - (7.9)%
Consumer Discretionary - (3.3)%
Hotels, Restaurants & Leisure - (2.1)%
McDonald's Corp.	(8,000)	(973,760)

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
December 31, 2016 (Unaudited)
	Shares	Value
Textiles, Apparel & Luxury Goods - (1.2)%
Deckers Outdoor Corp.[1]	(10,500)	$ (581,595)
Total Consumer Discretionary		(1,555,355)
Consumer Staples - (2.5)%
Household Products - (2.5)%
Procter & Gamble Co. (The)	(14,000)	(1,177,120)
Total Consumer Staples		(1,177,120)
Information Technology - (2.1)%
Software - (2.1)%
VMware, Inc. Class A1	(13,000)	(1,023,490)
Total Information Technology		(1,023,490)
Total Securities - (7.9%) (Proceeds $(3,389,550))		$(3,755,965)
	Number of Contracts	Value
Call Option Written - (0.1)%
NVIDIA Corp. Expiring January 20, 2017 at $105.00	(40)	$(24,800)
Total Call Option Written - (0.1)% (Premium received $(3,928))		$(24,800)

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at December 31, 2016. Total value of such securities at period-end amounts to $3,125,868 and represents 6.54% of net assets.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2016 (Unaudited)
	Shares	Value
Common Stocks - 88.3%
Consumer Discretionary - 17.2%
Distributors - 0.1%
Fenix Parts, Inc.[1]	277,030	$ 781,225
Diversified Consumer Services - 4.0%
Avista Healthcare Public Acquisition Corp.[1]	560,903	5,637,075
Easterly Acquisition Corp.[1]	243,726	2,400,701
Grand Canyon Education, Inc.[1]	181,945	10,634,685
Pace Holdings Corp.[1,2]	495,499	5,014,450
		23,686,911
Hotels, Restaurants & Leisure - 1.5%
Del Frisco's Restaurant Group, Inc.[1]	181,805	3,090,685
Dunkin' Brands Group, Inc.[2]	108,547	5,692,205
		8,782,890
Leisure Products - 1.6%
Arctic Cat, Inc.[1,2]	189,823	2,851,141
Malibu Boats, Inc. Class A1	340,561	6,497,904
		9,349,045
Media - 1.4%
National CineMedia, Inc.	544,818	8,025,169
Specialty Retail - 7.0%
Boot Barn Holdings, Inc. [1,2]	264,517	3,311,753
Five Below, Inc.[1,2]	163,964	6,552,001
Hibbett Sports, Inc.[1,2]	241,474	9,006,980
Monro Muffler Brake, Inc.	46,656	2,668,723
Sally Beauty Holdings, Inc.[1,2]	601,448	15,890,256
Winmark Corp.[2]	26,478	3,340,200
		40,769,913
Textiles, Apparel & Luxury Goods - 1.6%
Wolverine World Wide, Inc.[2]	428,705	9,410,075
Total Consumer Discretionary		100,805,228
Energy - 2.8%
Energy Equipment & Services - 0.8%
RigNet, Inc.[1]	202,087	4,678,314
Oil, Gas & Consumable Fuels - 2.0%
Evolution Petroleum Corp.	1,178,313	11,783,130
Total Energy		16,461,444
Financials - 5.1%
Capital Markets - 4.6%
Bats Global Markets, Inc.	279,981	9,382,163
Financial Engines, Inc.[2]	211,101	7,757,962
PennantPark Investment Corp.[1]	406,219	3,111,638
WisdomTree Investments, Inc.[2]	574,939	6,404,820
		26,656,583
	Shares	Value
Insurance - 0.5%
Trupanion, Inc. [1,2]	184,349	$ 2,861,097
Total Financials		29,517,680
Health Care - 19.1%
Biotechnology - 5.0%
Atara Biotherapeutics, Inc. [1,2]	133,248	1,892,122
Bluebird Bio, Inc.[1,2]	47,723	2,944,509
Chimerix, Inc. [1]	488,497	2,247,086
DBV Technologies SA ADR (France)[1,2]	83,002	2,915,860
Exact Sciences Corp.[1,2]	309,582	4,136,016
Immunomedics, Inc.[1,2]	796,858	2,924,469
Neurocrine Biosciences, Inc.[1]	59,417	2,299,438
Repligen Corp.[1]	88,593	2,730,436
Syndax Pharmaceuticals, Inc.[1]	94,263	675,866
Versartis, Inc.[1,2]	230,355	3,432,289
Xencor, Inc. [1]	122,236	3,217,252
		29,415,343
Health Care Equipment & Supplies - 5.2%
Endologix, Inc.[1,2]	771,164	4,411,058
Entellus Medical, Inc.[1,2]	164,644	3,123,297
Insulet Corp.[1]	115,182	4,340,058
Merit Medical Systems, Inc.[1]	123,116	3,262,574
Nevro Corp. [1,2]	43,334	3,148,648
Novadaq Technologies, Inc.[1,2]	416,456	2,952,673
Quidel Corp.[1,2]	133,079	2,850,552
Spectranetics Corp. (The)[1,2]	259,136	6,348,832
		30,437,692
Health Care Providers & Services - 0.2%
National Research Corp. Class A2	63,034	1,197,646
Health Care Technology - 2.8%
athenahealth, Inc.[1,2]	45,827	4,819,626
Castlight Health, Inc. Class B1,2	732,558	3,626,162
HealthStream, Inc.[1]	145,727	3,650,461
Medidata Solutions, Inc.[1]	81,963	4,071,102
		16,167,351
Life Sciences Tools & Services - 2.9%
Accelerate Diagnostics, Inc. [1,2]	164,653	3,416,550
INC Research Holdings, Inc. Class A1	234,378	12,328,283
Pacific Biosciences of California, Inc.[1,2]	376,808	1,431,870
		17,176,703
Pharmaceuticals - 3.0%
Catalent Inc. [1]	247,569	6,674,460
NeuroDerm Ltd.[1,2]	168,973	3,751,201
Prestige Brands Holdings, Inc.[1]	63,524	3,309,600
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2016 (Unaudited)
	Shares	Value
Revance Therapeutics, Inc.[1,2]	185,638	$ 3,842,707
		17,577,968
Total Health Care		111,972,703
Industrials - 24.0%
Aerospace & Defense - 1.4%
HEICO Corp. Class A	83,170	5,647,243
TASER International, Inc.[1,2]	96,987	2,350,965
		7,998,208
Air Freight & Logistics - 1.9%
Forward Air Corp.	197,936	9,378,208
Park-Ohio Holdings Corp.[1]	37,120	1,581,312
		10,959,520
Commercial Services & Supplies - 8.8%
Clean Harbors, Inc.[1]	150,355	8,367,256
Heritage-Crystal Clean, Inc.[1]	891,956	14,003,709
Hudson Technologies, Inc.[1]	398,855	3,194,828
InnerWorkings, Inc.[1]	1,117,062	11,003,061
Multi-Color Corp.	40,415	3,136,204
Ritchie Bros. Auctioneers, Inc. (Canada)	75,251	2,558,534
SP Plus Corp.[1]	328,472	9,246,487
		51,510,079
Machinery - 2.9%
Kennametal, Inc.	131,581	4,113,222
Proto Labs, Inc.[1,2]	116,876	6,001,583
Tennant Co.	96,731	6,887,247
		17,002,052
Marine - 1.4%
Kirby Corp.[1,2]	128,392	8,538,068
Professional Services - 5.5%
Advisory Board Co. (The)[1]	102,350	3,403,138
CEB, Inc.	220,894	13,386,176
TriNet Group, Inc.[1]	413,033	10,581,905
TrueBlue, Inc.[1]	185,784	4,579,576
		31,950,795
Road & Rail - 2.1%
Heartland Express, Inc.[2]	398,177	8,106,884
Roadrunner Transportation Systems, Inc.[1]	139,345	1,447,794
Saia, Inc.[1]	63,835	2,818,315
		12,372,993
Total Industrials		140,331,715
Information Technology - 18.3%
Electronic Equipment & Instruments - 1.3%
CTS Corp.	215,339	4,823,594
Mesa Laboratories, Inc. [2]	23,146	2,841,171
		7,664,765
	Shares	Value
Internet Software & Services - 9.8%
2U, Inc.[1]	272,306	$ 8,210,026
Actua Corp.[1]	388,181	5,434,534
Carbonite, Inc.[1]	495,175	8,120,870
ChannelAdvisor Corp.[1]	552,141	7,923,223
Cimpress, N.V. (Netherlands)[1,2]	48,131	4,409,281
comScore, Inc.[1]	122,539	3,869,782
Envestnet, Inc.[1]	131,212	4,625,223
LivePerson, Inc.[1,2]	592,372	4,472,409
New Relic, Inc. [1,2]	148,071	4,183,006
Shutterstock, Inc.[1,2]	65,553	3,115,078
SPS Commerce, Inc.[1]	43,351	3,029,801
		57,393,233
IT Services - 1.0%
Euronet Worldwide, Inc.[1]	39,945	2,893,217
Forrester Research, Inc.	70,376	3,022,649
		5,915,866
Software - 5.6%
Barracuda Networks, Inc.[1,2]	122,206	2,618,874
Callidus Software, Inc.[1]	352,572	5,923,210
Descartes Systems Group, Inc. (The)[1]	188,077	4,024,848
Everbridge, Inc.[1,2]	188,514	3,478,083
Exa Corp.[1,2]	595,489	9,146,711
QAD, Inc. Class A	132,707	4,034,293
RealPage, Inc.[1]	120,732	3,621,960
		32,847,979
Technology Hardware, Storage & Peripherals - 0.6%
Stratasys Ltd.[1,2]	208,541	3,449,268
Total Information Technology		107,271,111
Real Estate - 1.8%
Equity Real Estate Investment Trusts (REITS) - 1.3%
Jernigan Capital, Inc.	149,395	3,144,765
National Storage Affiliates Trust	198,170	4,373,612
		7,518,377
Real Estate Management & Development - 0.5%
FirstService Corp.	57,618	2,735,702
Total Real Estate		10,254,079
Total Common Stocks - 88.3% (Cost $464,109,686)		516,613,960
Warrants - 0.0%
Consumer Discretionary - 0.0%
Diversified Consumer Services - 0.0%
Easterly Acquisition Corp.[1]	38,714	12,466
Pace Holdings Corp.[1]	495,499	297,299
Total Consumer Discretionary		309,765

The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2016 (Unaudited)
	Shares/ Principal Amount	Value
Short-Term Investments - 11.7%3
Money Market Funds - 3.1%
BlackRock Liquidity Funds FedFund Portfolio, 0.44%	3,044,000	$ 3,044,000
Federated Treasury Obligations Fund, 0.43%	2,917,000	2,917,000
Fidelity Money Market Funds, Government Portfolio, Institutional Class, 0.43%	3,113,000	3,113,000
JP Morgan Money Market Funds, Government Portfolio, 0.44%	3,044,000	3,044,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 0.44%	3,044,000	3,044,000
STIT, Government & Agency Portfolio, 0.43%	3,044,000	3,044,000
Total Money Market Funds		18,206,000
Repurchase Agreements - 8.6%
Citigroup Global Markets, Inc., dated 12/30/16, due 1/3/17, 0.53%, total to be received $15,906,033 (collateralized by various U.S. Government Sponsored Agency Obligations, 2.00% - 8.50%, 12/1/17 - 1/1/47, totaling $16,223,198)	$15,905,096	15,905,096
HSBC Securities, Inc., dated 12/30/16, due 1/3/17, 0.46%, total to be received $15,905,909 (collateralized by various U.S. Government Sponsored Agency Obligations, 1.38% - 3.75%, 11/30/18 - 11/15/43, totaling $16,223,286)	15,905,096	15,905,096
	Shares/ Principal Amount	Value
JP Morgan Securities LLC, dated 12/30/16, due 1/3/17, 0.50%, total to be received $2,413,594 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 1.38%, 4/13/17 - 8/31/21, totaling $2,461,745)	$ 2,413,460	$ 2,413,460
RBC Dominion Securities Inc, dated 12/30/16, due 1/3/17, 0.52%, total to be received $15,906,015 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.88% - 7.00%, 2/13/17 - 1/1/47, totaling $16,223,198)	15,905,096	15,905,096
Total Repurchase Agreements		50,128,748
Total Short-Term Investments - 11.7% (Cost $68,334,748)		68,334,748
Total Investments - 100.0% (Cost $532,668,597)		585,258,473
Liabilities in Excess of Other Assets - (0.0)%		(79,124)
Net Assets - 100.0%		$585,179,349
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at December 31, 2016. Total value of such securities at period-end amounts to $92,831,588 and represents 15.86% of net assets.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
December 31, 2016 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,257,956,208	$538,528,013	$45,640,129	$535,129,725
Repurchase agreements[3]	112,993,831	47,713,607	2,655,729	50,128,748
Cash and cash equivalents	93,819,687	64,247,682	625,776	66,779,070
Cash held as collateral	—	3,024,482	5,328,999	—
Receivables and other assets:
Fund shares purchased	717,418	105,250	—	1,963,255
Investments sold	—	—	—	—
Dividends and interest	159,433	322,528	51,546	249,442
Securities lending interest	66,142	43,921	3,588	63,356
Prepaid expenses	82,470	51,086	27,367	86,726
Transfer agent fees	—	—	—	18,871
Other	—	—	—	17,841
Total Assets	1,465,795,189	654,036,569	54,333,134	654,437,034

Liabilities
Securities sold short[4]	—	—	3,755,965	—
Collateral held for securities on loan	147,791,831	64,974,607	2,655,729	68,334,748
Payables and other accrued expenses:
Options written at value[5]	—	3,769,750	24,800	—
Fund shares sold	1,103,181	423,686	71,393	374,502
Investments purchased	2,089,055	2,293,107	—	—
Investment advisory fees	836,656	483,136	37,196	486,587
Service plan fees	4,029	200	211	45,193
Professional fees	73,953	30,046	6,118	15,242
Directors' fees	7,466	3,052	288	1,413
Transfer agent fees	72,823	44,902	2,613	—
Other	11,433	8,550	7,282	—
Total Liabilities	151,990,427	72,031,036	6,561,595	69,257,685
Net Assets	$1,313,804,762	$582,005,533	$47,771,539	$585,179,349

Net Assets Consist of
Paid in capital	$1,167,359,466	$451,515,249	$43,881,161	$531,571,034
Accumulated net realized gain/(loss) on investments, written options, and foreign currency transactions	(880,282)	5,333,441	(4,192,727)	3,239,451
Net unrealized appreciation on investments and foreign currency translations	150,712,346	129,163,999	7,799,077	52,589,876
Net unrealized depreciation on written options	—	(3,428,914)	(20,872)	—
Undistributed (distributions in excess of) net investment income	(3,386,768)	(578,242)	304,900	(2,221,012)
Net Assets	$1,313,804,762	$582,005,533	$47,771,539	$585,179,349
[1] Investments at cost	1,107,243,862	409,364,014	37,474,637	482,539,849

[2]	Including securities on loan valued at $248,455,013, $70,789,811, $3,125,868 and $92,831,588, respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost $112,993,831, $47,713,607, $2,655,729 and $50,128,748, respectively.
[4]	Proceeds received from securities sold short $—, $—, $3,389,550 and $—, respectively.
[5]	Written options, premium received of $—, $340,836, $3,928, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
December 31, 2016 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,186,047,549	$579,628,558	$46,979,175	$ 59,500,161
Shares outstanding[4]	33,423,251	15,585,304	3,718,822	4,387,626
Net Asset value per share (offering and redemption price)	$ 35.49	$ 37.19	$ 12.63	$ 13.56
Institutional Class
Net Assets	$ 60,058,914	$ —	$ —	$ 82,045,940
Shares outstanding[4]	1,693,426	—	—	6,039,255
Net Asset value per share (offering and redemption price)	$ 35.47	$ —	$ —	$ 13.59
Class A5
Net Assets	$ 12,710,348	$ 522,101	$ 562,486	$ 73,041,583
Shares outstanding[4]	365,444	14,219	44,685	5,445,816
Net Asset value per share (offering and redemption price)	$ 34.78	$ 36.72	$ 12.59	$ 13.41
Class C6
Net Assets	$ 1,224,373	$ 40,444	$ 1,044	$ 36,682,215
Shares outstanding[4]	35,065	1,104	83	2,748,683
Net Asset value per share (offering and redemption price)	$ 34.92	$ 36.63	$ 12.58[7]	$ 13.35
Investor Class
Net Assets	$ 53,763,578	$ 1,814,430	$ 228,834	$333,909,450
Shares outstanding[4]	1,525,528	48,950	18,094	24,655,105
Net Asset value per share (offering and redemption price)	$ 35.24	$ 37.07	$ 12.65	$ 13.54

[4]	500,000,000 shares authorized, $0.01 par value.
[5]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[6]	Commenced operations on July 1, 2015.
[7]	The NAV reported above represents the traded NAV at December 31, 2016.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2016 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 4,788,277	$ 2,988,445	$ 300,311	$ 1,469,402
Foreign taxes withheld	(14,101)	(80,059)	—	(7,141)
Interest income	—	—	304,718	—
Securities lending	570,371	342,778	28,209	366,904
Total investment income	5,344,547	3,251,164	633,238	1,829,165

Expenses
Investment advisory fees	4,982,898	2,851,729	208,357	2,378,751
Custodian fees	59,256	28,084	4,063	18,391
Distribution and service plan fees:
Investor Class	4,383	191	31	26,417
Class A1	14,682	595	728	88,035
Class C2	4,836	136	6	159,904
Directors' fees	112,843	48,803	4,084	36,269
Pricing fees	67,432	34,957	12,007	24,889
Audit and tax fees	57,239	21,408	1,845	14,639
Legal fees	31,067	12,239	1,042	7,939
Registration and filing fees	53,282	44,153	41,033	57,317
Shareholder communications	74,637	33,175	2,278	21,040
Transfer agent fees	220,600	128,486	7,082	167,140
Recoupment of investment advisory fees previously waived	—	1,701	7,328	50,348
Miscellaneous expenses	58,053	23,734	5,389	15,220
Total expenses excluding dividend expense	5,741,208	3,229,391	295,273	3,066,299
Dividend expense	—	—	33,050	—
Total expense	5,741,208	3,229,391	328,323	3,066,299
Less waivers and/or reimbursements (Note 6)	—	—	(1)	(11,551)
Net expenses	5,741,208	3,229,391	328,322	3,054,748
Net investment income (loss)	(396,661)	21,773	304,916	(1,225,583)

Realized and Unrealized Gain (Loss)
Net realized gain/(loss) on investments and foreign currency transactions	47,318,581	20,970,418	(919,497)	13,705,396
Net realized gain on securities sold short	—	24,452	—	—
Net realized gain on written options	—	210,704	—	—
Net change in unrealized appreciation on investments and foreign currency translations	66,324,547	62,538,447	5,207,657	42,169,270
Net change in unrealized depreciation on securities sold short	—	—	(191,874)	—
Net change in unrealized depreciaton on written options	—	(3,428,914)	(20,872)	—
Total realized and unrealized gain	113,643,128	80,315,107	4,075,414	55,874,666
Net increase in net assets resulting from operations	$113,246,467	$80,336,880	$4,380,330	$54,649,083

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
Operations
Net investment income/(loss)	$ (396,661)	$ (4,652,504)	$ 21,773	$ (795,586)
Net realized gain/(loss) on investments and foreign currency transactions	47,318,581	25,097,317	21,205,574	(5,981,383)
Net change in unrealized appreciation/(depreciation) on investments	66,324,547	(124,083,624)	59,109,533	(37,793,171)
Net increase (decrease) in net assets resulting from operations and foreign currency translations	113,246,467	(103,638,811)	80,336,880	(44,570,140)

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	—	(176,151)	(371,096)
Institutional Class	—	—	—	—
Class A1	—	—	—	—
Class C2	—	—	—	—
Investor Class	—	—	—	—
Net Realized Gains:
Legacy Class	(6,721,792)	(131,256,915)	(2,817,022)	(84,726,393)
Institutional Class	(338,118)	(4,467,337)	—	—
Class A1	(72,390)	(897,195)	(2,356)	(76,522)
Class C2	(6,716)	(15,808)	(178)	(1,960)
Investor Class	(301,770)	(3,547,289)	(8,820)	(122,913)
Decrease in net assets from distributions	(7,440,786)	(140,184,544)	(3,004,527)	(85,298,884)

Fund Share Transactions
Net decrease in net assets resulting from fund share transactions (Note 2)	(41,018,886)	(514,953,981)	(34,041,474)	(10,184,223)
Total increase (decrease) in net assets	64,786,795	(758,777,336)	43,290,879	(140,053,247)

Net Assets
Beginning of Period	1,249,017,967	2,007,795,303	538,714,654	678,767,901
End of Period*	$1,313,804,762	$1,249,017,967	$582,005,533	$ 538,714,654
*Includes accumulated distributions in excess of net investment income	$ (3,386,768)	$ (2,990,107)	$ (578,242)	$ (423,864)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
Operations
Net investment income/(loss)	$ 304,916	$ 388,595	$ (1,225,583)	$ (1,833,189)
Net realized gain/(loss) on investments and foreign currency transactions	(919,497)	(3,235,716)	13,705,396	(10,082,386)
Net change in unrealized appreciation/(depreciation) on investments, written options, securities sold short, and foreign currency translations	4,994,911	883,673	42,169,270	(5,481,244)
Net increase (decrease) in net assets resulting from operations and foreign currency translations	4,380,330	(1,963,448)	54,649,083	(17,396,819)

Distributions to Shareholders From:
Net Investment income:
Legacy Class	(362,896)	—	—	—
Institutional Class	—	—	—	—
Class A1	(2,557)	—	—	—
Class C2	(1)	—	—	—
Investor Class	(1,454)	—	—	—
Net Realized Gains:
Legacy Class	—	(1,933,942)	—	(625,851)
Institutional Class	—	—	—	(380,054)
Class A1	—	(22,469)	—	(766,627)
Class C2	—	(39)	—	(267,924)
Investor Class	—	(9,061)	—	(2,271,069)
Decrease in net assets from distributions	(366,908)	(1,965,511)	—	(4,311,525)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(2,248,106)	(4,026,163)	195,786,920	107,561,071
Total increase (decrease) in net assets	1,765,316	(7,955,122)	250,436,003	85,852,727

Net Assets
Beginning of Period	46,006,223	53,961,345	334,743,346	248,890,619
End of Period*	$47,771,539	$46,006,223	$585,179,349	$334,743,346
*Includes accumulated undistributed (distributions in excess of) net investment income	$ 304,900	$ 366,892	$ (2,221,012)	$ (995,429)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2016 (Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 32.70	$ 37.80	$ 37.86	$ 44.31	$ 45.06	$ 47.61
Income (loss) from investment operations
Net investment income (loss)[1]	(0.01)	(0.10)	(0.15)	(0.11)	0.05	0.10
Net realized and unrealized gain(loss)	3.00	(1.26)	4.37	6.89	6.23	0.69
Net increase(decrease) from investment operations	2.99	(1.36)	4.22	6.78	6.28	0.79
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.00) [2]	(0.15)	(0.07)
Distributions from net realized capital gains	(0.20)	(3.74)	(4.28)	(13.23)	(6.88)	(3.27)
Total distributions to shareholders	(0.20)	(3.74)	(4.28)	(13.23)	(7.03)	(3.34)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00	0.00
Net asset value, end of period	$ 35.49	$ 32.70	$ 37.80	$ 37.86	$ 44.31	$ 45.06
Total return	9.13% [3]	(2.94)%	11.85%	17.31%	15.54%	2.45%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.06)% [4]	(0.30)%	(0.41)%	(0.27)%	0.11%	0.22%
Ratio of expenses to average net assets:	0.87% [4]	0.86%	0.84%	0.86%	0.87%	0.85%

Supplemental Data
Net Assets, End of Period (000's)	$1,186,048	$1,161,981	$1,937,346	$2,021,197	$2,112,945	$2,484,084
Portfolio Turnover Rate	18% [3]	67%	46%	96%	37%	25%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Institutional Class	For the Six Months Ended December 31,2016 (Unaudited)	For the Fiscal Year Ended June 30,2016	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.68	$ 37.79	$ 36.44
Income (loss) from investment operations
Net investment loss[2]	(0.01)	(0.13)	(0.04)
Net realized and unrealized gain(loss)	3.00	(1.24)	1.39
Net increase(decrease) from investment operations	2.99	(1.37)	1.35
Less distributions to shareholders:
Distributions from net realized capital gains	(0.20)	(3.74)	0.00
Total distributions to shareholders	(0.20)	(3.74)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 35.47	$ 32.68	$ 37.79
Total return	9.14% [4]	(2.97)%	3.70% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.05)% [5]	(0.40)%	(0.21)% [5]
Ratio of expenses to average net assets:
Total expense	0.87% [5]	0.90%	1.15% [5]
Before fees waived and excluding recoupment of past waived fees	0.87% [5]	0.87%	1.15% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.87% [5]	0.87%	0.90% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 60,059	$ 45,687	$ 19,575
Portfolio Turnover Rate	18% [4]	67%	46% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class A	2016 (Unaudited)	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.10	$ 37.37	$ 37.72	$ 35.67
Income (loss) from investment operations
Net investment loss[3]	(0.07)	(0.29)	(0.41)	(0.21)
Net realized and unrealized gain(loss)	2.95	(1.24)	4.33	2.26
Net increase(decrease) from investment operations	2.88	(1.53)	3.92	2.05
Less distributions to shareholders:
Distributions from net realized capital gains	(0.20)	(3.74)	(4.28)	(0.00) [4]
Total distributions to shareholders	(0.20)	(3.74)	(4.28)	(0.00) [4]
Redemption fees	0.00 [4]	0.00 [4]	0.01	0.00
Net asset value, end of period	$ 34.78	$ 32.10	$ 37.37	$ 37.72
Total return	8.96% [5]	(3.45)%	11.08%	5.75% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.35)% [6]	(0.89)%	(1.11)%	(0.93)% [6]
Ratio of expenses to average net assets:
Total expense	1.18% [6]	1.40%	1.69%	2.00% [6]
Before fees waived and excluding recoupment of past waived fees	1.18% [6]	1.22%	1.69%	2.00% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.18% [6]	1.22%	1.55%	1.55% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 12,710	$ 8,832	$ 8,812	$ 4,904
Portfolio Turnover Rate	18% [5]	67%	46%	96% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2016 (Unaudited)	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.34	$ 37.80
Income (loss) from investment operations
Net investment loss[2]	(0.34)	(0.52)
Net realized and unrealized loss	3.12	(1.20)
Net increase(decrease) from investment operations	2.78	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.20)	(3.74)
Total distributions to shareholders	(0.20)	(3.74)
Redemption fees	0.00	0.00
Net asset value, end of period	$ 34.92	$ 32.34
Total return	8.58% [3]	(3.95)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.09)% [4]	(1.68)% [4]
Ratio of expenses to average net assets:	1.91% [4]	1.95% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1,224	$ 804
Portfolio Turnover Rate	18% [3]	67% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Investor Class	2016 (Unaudited)	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.48	$ 37.61	$ 37.78	$ 35.67
Income (loss) from investment operations
Net investment loss[2]	(0.02)	(0.14)	(0.27)	(0.16)
Net realized and unrealized gain/(loss)	2.97	(1.26)	4.37	2.27
Net increase(decrease) from investment operations	2.95	(1.40)	4.10	2.11
Less distributions to shareholders:
Distributions from net realized capital gains	(0.20)	(3.74)	(4.28)	(0.00) [3]
Total distributions to shareholders	(0.20)	(3.74)	(4.28)	(0.00) [3]
Redemption fees	0.01	0.01	0.01	0.00
Net asset value, end of period	$ 35.24	$ 32.48	$ 37.61	$ 37.78
Total return	9.10% [4]	(3.04)%	11.56%	5.92% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.08)% [5]	(0.43)%	(0.73)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	0.94% [5]	0.97%	1.16%	1.30% [5]
Before fees waived and excluding recoupment of past waived fees[6]	0.94% [5]	0.97%	1.16%	1.30% [5]
After fees waived and excluding recoupment of past waived fees	0.94% [5]	0.97%	1.16%	1.30% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 53,764	$ 31,714	$ 42,062	$ 18,749
Portfolio Turnover Rate	18% [4]	67%	46%	96% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2016 (Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 32.42	$ 40.44	$ 45.52	$ 37.20	$ 30.60	$ 29.59
Income (loss) from investment operations
Net investment income (loss)[1]	0.00	(0.05)	(0.00) [2]	0.01	0.14	0.09
Net realized and unrealized gain(loss)	4.96	(2.60)	2.66	8.63	6.57	1.05 [3]
Net increase(decrease) from investment operations	4.96	(2.65)	2.66	8.64	6.71	1.14
Less distributions to shareholders:
Distributions from net investment income	(0.01)	(0.02)	(0.09)	(0.18)	(0.11)	(0.13)
Distributions from net realized capital gains	(0.18)	(5.35)	(7.65)	(0.14)	0.00	0.00
Total distributions to shareholders	(0.19)	(5.37)	(7.74)	(0.32)	(0.11)	(0.13)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00	0.00
Net asset value, end of period	$ 37.19	$ 32.42	$ 40.44	$ 45.52	$ 37.20	$ 30.60
Total return	15.30% [4]	(6.33)%	6.84%	23.31%	21.98%	3.89% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.01% [5]	(0.14)%	(0.01)%	0.01%	0.41%	0.31%
Ratio of expenses to average net assets:	1.13% [5]	1.13%	1.11%	1.13%	1.16%	1.14%

Supplemental Data
Net Assets, End of Period (000's)	$579,629	$536,799	$677,138	$764,882	$704,523	$688,467
Portfolio Turnover Rate	27% [4]	73%	76%	67%	55%	20%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized gains on investments per share would have been $0.99, and the total return would have been 3.69%.
[4]	Not Annualized.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class A	2016 (Unaudited)	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.08	$ 40.22	$ 45.41	$ 42.64
Income (loss) from investment operations
Net investment loss[3]	(0.07)	(0.21)	(0.22)	(0.08)
Net realized and unrealized gain(loss)	4.89	(2.58)	2.68	3.02
Net increase(decrease) from investment operations	4.82	(2.79)	2.46	2.94
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.17)
Distributions from net realized capital gains	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(0.18)	(5.35)	(7.65)	(0.17)
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 36.72	$ 32.08	$ 40.22	$ 45.41
Total return	15.02% [4]	(6.75)%	6.38%	6.91% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.45)% [5]	(0.60)%	(0.52)%	(0.30)% [5]
Ratio of expenses to average net assets:
Total expense	1.60% [5]	1.60%	3.46%	7.46% [5]
Before fees waived and excluding recoupment of past waived fees	1.43% [5]	1.46%	3.46%	7.46% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.43% [5]	1.46%	1.60%	1.60% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 522	$ 431	$ 622	$ 462
Portfolio Turnover Rate	27% [4]	73%	76%	67% [4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2016 (Unaudited)	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.09	$ 40.54
Income (loss) from investment operations
Net investment loss[2]	(0.29)	(0.36)
Net realized and unrealized loss	5.01	(2.74)
Net increase(decrease) from investment operations	4.72	(3.10)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)	(5.35)
Total distributions to shareholders	(0.18)	(5.35)
Redemption fees	0.00	0.00
Net asset value, end of period	$ 36.63	$ 32.09
Total return	14.70% [3]	(7.50)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.97)% [4]	(1.11)% [4]
Ratio of expenses to average net assets:	2.15% [4]	2.19% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 40	$ 14
Portfolio Turnover Rate	27% [3]	73% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Investor Class	2016 (Unaudited)	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.34	$ 40.40	$ 45.47	$ 42.64
Income (loss) from investment operations
Net investment loss[2]	(0.04)	(0.13)	(0.09)	(0.02)
Net realized and unrealized gain/(loss)	4.95	(2.59)	2.66	3.03
Net increase(decrease) from investment operations	4.91	(2.72)	2.57	3.01
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.18)
Distributions from net realized capital gains	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(0.18)	(5.35)	(7.65)	(0.18)
Redemption fees	0.00	0.01	0.01	0.00
Net asset value, end of period	$ 37.07	$ 32.34	$ 40.40	$ 45.47
Total return	15.18% [3]	(6.50)%	6.67%	7.08% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.20)% [4]	(0.40)%	(0.21)%	(0.09)% [4]
Ratio of expenses to average net assets:
Total expense	1.35% [4]	1.35%	2.34%	3.51% [4]
Before fees waived and excluding recoupment of past waived fees	1.19% [4]	1.24%	2.34%	3.51% [4]
After fees waived and excluding recoupment of past waived fees[5]	1.19% [4]	1.24%	1.35%	1.35% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1,814	$ 1,471	$ 1,008	$ 1,564
Portfolio Turnover Rate	27% [3]	73%	76%	67% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2016 (Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 11.60	$ 12.51	$ 14.59	$ 12.35	$ 10.71	$ 10.61
Income (loss) from investment operations
Net investment income[1]	0.08	0.09	0.12	0.24	0.24	0.22
Net realized and unrealized gain(loss)	1.05	(0.51)	0.47	2.22	1.68	0.09
Net increase(decrease) from investment operations	1.13	(0.42)	0.59	2.46	1.92	0.31
Less distributions to shareholders:
Distributions from net investment income	(0.10)	0.00	(0.25)	(0.22)	(0.28)	(0.21)
Distributions from net realized capital gains	0.00	(0.49)	(2.42)	0.00	0.00	0.00
Total distributions to shareholders	(0.10)	(0.49)	(2.67)	(0.22)	(0.28)	(0.21)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00
Net asset value, end of period	$ 12.63	$ 11.60	$ 12.51	$ 14.59	$ 12.35	$ 10.71
Total return	9.72% [3]	(3.35)%	4.46%	20.04%	18.28%	3.09%

Ratios to Average Net Assets
Ratio of net investment income to average net assets	1.30% [4]	0.82%	0.88%	1.75%	2.08%	2.17%
Ratio of expenses to average net assets:
Total expense	1.39% [4]	1.29%	1.33%	1.37%	1.53%	1.41%
Before fees waived and excluding recoupment of past waived fees	1.36% [4]	1.27%	1.33%	1.37%	1.53%	1.41%
After fees waived and excluding recoupment of past waived fees[5]	1.36% [4]	1.27%	1.25%	1.25%	1.25%	1.25%
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.22% [4]	1.23%	1.25%	1.25%	1.25%	1.25%

Supplemental Data
Net Assets, End of Period (000's)	$46,979	$ 45,251	$53,125	$ 33,649	$ 28,697	$30,744
Portfolio Turnover Rate	16% [3]	57%	266%	35%	44%	31%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class A	2016 (Unaudited)	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.54	$ 12.50	$ 14.58	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[3]	0.06	0.06	(0.02)	0.13
Net realized and unrealized gain(loss)	1.05	(0.53)	0.58	0.78
Net increase(decrease) from investment operations	1.11	(0.47)	0.56	0.91
Less distributions to shareholders:
Distributions from net investment income	(0.06)	0.00	(0.22)	(0.20)
Distributions from net realized capital gains	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.06)	(0.49)	(2.64)	(0.20)
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 12.59	$ 11.54	$ 12.50	$ 14.58
Total return	9.59% [4]	(3.76)%	4.24%	6.69% [4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	0.96% [5]	0.50%	(0.11)%	1.55% [5]
Ratio of expenses to average net assets:
Total expense	1.74% [5]	1.69%	7.46%	132.38% [5]
Before fees waived and excluding recoupment of past waived fees	1.73% [5]	1.69%	7.46%	132.38% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.73% [5]	1.64%	1.60%	1.60% [5]
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.60% [5]	1.60%	1.60%	1.60% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 562	$ 502	$ 501	$ 13
Portfolio Turnover Rate	16% [4]	57%	266%	35% [4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2016 (Unaudited)	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.50	$ 12.56
Income (loss) from investment operations
Net investment income[2]	0.04	0.00
Net realized and unrealized loss	1.05	(0.57)
Net increase(decrease) from investment operations	1.09	(0.57)
Less distributions to shareholders:
Distributions from net investment income	(0.01)	0.00
Distributions from net realized capital gains	0.00	(0.49)
Total distributions to shareholders	(0.01)	(0.49)
Redemption fees	0.00	0.00
Net asset value, end of period	$ 12.58	$ 11.50
Total return	9.43% [3]	(4.55)% [3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets	0.50% [4]	0.04% [4]
Ratio of expenses to average net assets:
Total expense	2.36% [4]	2.33% [4]
Before fees waived and excluding recoupment of past waived fees	2.36% [4]	2.33% [4]
After fees waived and excluding recoupment of past waived fees[5]	2.14% [4]	2.04% [4]
After fees waived and excluding recoupment of past waived fess and dividend expenses	2.14% [4]	2.00% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1	$ 1
Portfolio Turnover Rate	16% [3]	57% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Investor Class	2016 (Unaudited)	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.60	$ 12.53	$ 14.60	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[2]	0.06	0.08	(0.02)	0.15
Net realized and unrealized gain/(loss)	1.07	(0.52)	0.61	0.79
Net increase(decrease) from investment operations	1.13	(0.44)	0.59	0.94
Less distributions to shareholders:
Distributions from net investment income	(0.08)	0.00	(0.24)	(0.21)
Distributions from net realized capital gains	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.08)	(0.49)	(2.66)	(0.21)
Redemption fees	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 12.65	$ 11.60	$ 12.53	$ 14.60
Total return	9.74% [4]	(3.51)%	4.44%	6.87% [4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	1.18% [5]	0.68%	(0.13)%	1.72% [5]
Ratio of expenses to average net assets:
Total expense	1.49% [5]	1.39%	16.83%	39.23% [5]
Before fees waived and excluding recoupment of past waived fees	1.46% [5]	1.37%	16.83%	39.23% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.46% [5]	1.37%	1.35%	1.35% [5]
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.32% [5]	1.32%	1.35%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 229	$ 252	$ 335	$ 45
Portfolio Turnover Rate	16% [4]	57%	266%	35% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Legacy Class	2016 (Unaudited)	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.87	$ 12.98	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.03)	(0.06)	(0.09)	(0.04)
Net realized and unrealized gain(loss)	1.72	(0.87)	1.72	1.69
Net increase(decrease) from investment operations	1.69	(0.93)	1.63	1.65
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 13.56	$ 11.87	$ 12.98	$ 11.65
Total return	14.24% [4]	(7.06)%	14.23%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.44)% [5]	(0.52)%	(0.69)%	(0.61)% [5]
Ratio of expenses to average net assets:
Total expense	1.20% [5]	1.20%	1.24%	2.35% [5]
Before fees waived and excluding recoupment of past waived fees	1.13% [5]	1.20%	1.24%	2.35% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.13% [5]	1.20%	1.20%	1.20% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 59,500	$ 44,001	$ 59,459	$ 9,839
Portfolio Turnover Rate	20% [4]	62%	45%	78% [4]

[1]	Commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Institutional Class	For the Six Months Ended December 31,2016 (Unaudited)	For the Fiscal Year Ended June 30,2016	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.88	$ 12.98	$ 12.23
Income (loss) from investment operations
Net investment loss[2]	(0.03)	(0.05)	(0.02)
Net realized and unrealized gain(loss)	1.74	(0.87)	0.77
Net increase(decrease) from investment operations	1.71	(0.92)	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(0.18)	0.00
Total distributions to shareholders	0.00	(0.18)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 13.59	$ 11.88	$ 12.98
Total return	14.39% [4]	(6.98)%	6.13% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.34)% [5]	(0.45)%	(0.29)% [5]
Ratio of expenses to average net assets:
Total expense	1.13% [5]	1.22%	2.03% [5]
Before fees waived and excluding recoupment of past waived fees	1.13% [5]	1.22%	2.03% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.10% [5]	1.10%	1.10% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 82,046	$ 52,784	$ 13,035
Portfolio Turnover Rate	20% [4]	62%	44% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class A	2016 (Unaudited)	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.76	$ 12.91	$ 11.63	$ 10.00
Income (loss) from investment operations
Net investment loss[3]	(0.06)	(0.10)	(0.13)	(0.06)
Net realized and unrealized gain(loss)	1.71	(0.87)	1.71	1.69
Net increase(decrease) from investment operations	1.65	(0.97)	1.58	1.63
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00 [4]	0.00 [4]	0.00 [4]	0.00
Net asset value, end of period	$ 13.41	$ 11.76	$ 12.91	$ 11.63
Total return	14.03% [5]	(7.41)%	13.82%	16.30% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.77)% [6]	(0.89)%	(1.09)%	(1.01)% [6]
Ratio of expenses to average net assets:
Total expense	1.53% [6]	1.60%	1.69%	2.99% [6]
Before fees waived and excluding recoupment of past waived fees	1.44% [6]	1.56%	1.69%	2.99% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.44% [6]	1.56%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 73,042	$ 52,173	$ 45,186	$ 6,524
Portfolio Turnover Rate	20% [5]	62%	44%	78% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2016 (Unaudited)	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.74	$ 12.97
Income (loss) from investment operations
Net investment loss[2]	(0.13)	(0.17)
Net realized and unrealized loss	1.74	(0.88)
Net increase(decrease) from investment operations	1.61	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(0.18)
Total distributions to shareholders	0.00	(0.18)
Redemption fees	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 13.35	$ 11.74
Total return	13.71% [4]	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.43)% [5]	(1.50)% [5]
Ratio of expenses to average net assets:
Total expense	2.19% [5]	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.19% [5]	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.19% [5]	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 36,682	$ 23,689
Portfolio Turnover Rate	20% [4]	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Investor Class	2016 (Unaudited)	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.85	$ 12.97	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.04)	(0.07)	(0.10)	(0.04)
Net realized and unrealized gain/(loss)	1.73	(0.87)	1.73	1.69
Net increase(decrease) from investment operations	1.69	(0.94)	1.63	1.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	0.00	(0.18)	(0.31)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 13.54	$ 11.85	$ 12.97	$ 11.65
Total return	14.26% [4]	(7.15)%	14.14%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.41)% [5]	(0.61)%	(0.83)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	1.18% [5]	1.32%	1.33%	3.63% [5]
Before fees waived and excluding recoupment of past waived fees	1.18% [5]	1.32%	1.33%	3.63% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.18% [5]	1.32%	1.33%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$333,909	$162,096	$131,211	$ 2,135
Portfolio Turnover Rate	20% [4]	62%	44%	78% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
For the Six Months ended December 31, 2016 (Unaudited)

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of December 31, 2016, Institutional Class Shares of the Meridian Equity Income Fund and Meridian Contrarian Fund are not currently being offered for sale. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to frond-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to shareholder servicing and sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes and changes to shareholder servicing and distribution plans.
The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.
The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
a.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Funds’ shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
b.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity and repurchase agreements are valued at amortized cost which approximates fair market value.
Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Fund’s investments in the exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

Meridian Funds	60	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by the Adviser under the guidelines established by, and under the general supervision and responsibility of, the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
c.	Fair Value Measurements: As described in Note 1.b. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2016 is as follows:

	Level 1	Level 2	Level 3	Total

Meridian Growth Fund
Common Stocks[1]	$ 1,217,041,450	$ 351,810	$ 5,764,948	$ 1,223,158,208
Short-Term Investments	34,798,000	112,993,831	—	147,791,831
Total Investments	$ 1,251,839,450	$ 113,345,641	$ 5,764,948	$ 1,370,950,039
Meridian Contrarian Fund
Assets:
Common Stocks[1]	$ 521,162,013	—	—	$ 521,162,013
Put Options Purchased	—	$ 105,000	—	105,000
Short-Term Investments	17,261,000	47,713,607	—	64,974,607
Total Investments - Assets	$ 538,423,013	$ 47,818,607	—	$ 586,241,620
Liabilities:
Call Option Written	(3,740,000)	—	—	(3,740,000)
Put Options Written	(29,750)	—	—	(29,750)
Total Investments - Liabilities	$ (3,769,750)	—	—	$ (3,769,750)

Meridian Funds	61	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Meridian Equity Income Fund
Assets:
Common Stocks[1]	$ 41,683,139	—	—	$ 41,683,139
Corporate Bonds	—	$ 3,218,240	—	3,218,240
Call Options Purchased	34,500	—	—	34,500
Exchange Traded Funds	704,250	—	—	704,250
Short-Term Investments	—	2,655,729	—	2,655,729
Total Investments - Assets	$ 42,421,889	$ 5,873,969	—	$ 48,295,858
Liabilities:
Call Option Written	(24,800)	—	—	(24,800)
Securities Sold Short	(3,755,965)	—	—	(3,755,965)
Total Investments - Liabilities	$ (3,780,765)	—	—	$ (3,780,765)
Meridian Small Cap Growth Fund

Common Stocks[1]	$ 516,613,960	—	—	$ 516,613,960
Warrants	309,765	—	—	309,765
Short-Term Investments	18,206,000	$ 50,128,748	—	68,334,748
Total Investments	$ 535,129,725	$ 50,128,748	—	$ 585,258,473
1 See above Schedule of Investments for values in each industry.
The Funds recognize transfers between levels as of the end of the period. During the six-months ended December 31, 2016 there were no reportable transfers between levels.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Meridian Growth Fund
	Beginning Balance 07/01/16	Total Purchases	Total Sales	Transfer Out	Ending Balance 12/31/16
Investments in Securities
Common Stocks	$ 667,772	$ 5,764,948	$ —	$ (667,772)	$ 5,764,948
Total Level 3	$ 667,772	$ 5,764,948	$ —	$ (667,772)	$ 5,764,948

Meridian Small Cap Growth Fund
	Beginning Balance 07/01/16	Total Purchases	Total Sales	Transfer Out	Ending Balance 12/31/16
Investments in Securities
Common Stocks	$ 126,226	$ —	$ —	$ (126,226)	$ —
Total Level 3	$ 126,226	$ —	$ —	$ (126,226)	$ —

Meridian Funds	62	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

d.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.
e.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
f.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
g.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
h.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statement of Operations.
i.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.
j.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
k.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Meridian Funds	63	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

2.	Capital Shares Transactions: Transactions in capital shares were as follows:

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	385,737	$ 13,560,580	1,358,601	$ 42,364,119
Shares issued from reinvestment of distributions	181,141	6,577,219	4,193,907	128,417,422
Redemption fees	—	7,621	—	27,621
Shares redeemed	(2,680,320)	(93,477,352)	(21,266,639)	(712,564,252)
Net decrease	(2,113,442)	$(73,331,932)	(15,714,131)	$(541,755,090)
Institutional Class
Shares sold	318,599	$ 10,727,208	745,916	$ 25,468,717
Shares issued from reinvestment of distributions	9,317	338,118	145,944	4,467,337
Redemption fees	—	78	—	458
Shares redeemed	(32,487)	(1,125,941)	(11,787)	(366,683)
Net increase	295,429	$ 9,939,463	880,073	$ 29,569,829
Class A1
Shares sold	111,267	$ 3,833,532	119,574	$ 3,907,150
Shares issued from reinvestment of distributions	1,656	58,915	23,866	718,845
Redemption fees	—	665	—	767
Shares redeemed	(22,616)	(773,987)	(104,120)	(3,341,094)
Net increase	90,307	$ 3,119,125	39,320	$ 1,285,668
Class C2
Shares sold	11,741	$ 411,785	24,336	$ 746,689
Shares issued from reinvestment of distributions	184	6,582	519	15,809
Redemption fees	—	—	—	—
Shares redeemed	(1,715)	(57,818)	—	—
Net increase	10,210	$ 360,549	24,855	$ 762,498
Investor Class
Shares sold	681,995	$ 23,522,021	455,432	$ 15,060,609
Shares issued from reinvestment of distributions	7,681	276,949	104,065	3,167,743
Redemption fees	—	10,965	—	5,516
Shares redeemed	(140,584)	(4,916,026)	(701,466)	(23,050,754)
Net increase/(decrease)	549,092	$ 18,893,909	(141,969)	$ (4,816,886)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	50,476	$ 1,801,757	121,771	$ 4,065,895
Shares issued from reinvestment of distributions	76,996	2,909,671	2,597,565	82,836,341
Redemption fees	—	1,755	—	4,810
Shares redeemed	(1,098,612)	(38,939,164)	(2,907,170)	(97,653,536)
Net decrease	(971,140)	$(34,225,981)	(187,834)	$(10,746,490)
Class A1
Shares sold	1,619	$ 62,856	1,550	$ 52,224
Shares issued from reinvestment of distributions	32	1,187	1,350	42,706
Redemption fees	—	—	—	—
Shares redeemed	(857)	(30,169)	(4,934)	(168,353)
Net increase/(decrease)	794	$ 33,874	(2,034)	$ (73,423)
Class C2
Shares sold	671	$ 23,274	366	$ 13,770
Shares issued from reinvestment of distributions	5	178	62	1,960
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	676	$ 23,452	428	$ 15,730
Investor Class
Shares sold	7,992	$ 283,055	44,349	$ 1,385,574
Shares issued from reinvestment of distributions	234	8,819	3,099	98,671
Redemption fees	—	—	—	286
Shares redeemed	(4,757)	(164,693)	(26,910)	(864,571)
Net increase	3,469	$ 127,181	20,538	$ 619,960

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
	Shares	Amount	Shares	Amount
Equity Income Fund:
Legacy Class
Shares sold	12,237	$ 151,281	61,738	$ 719,828
Shares issued from reinvestment of distributions	27,689	353,312	164,032	1,881,451
Redemption fees	—	979	—	326
Shares redeemed	(223,337)	(2,724,518)	(568,713)	(6,608,467)
Net decrease	(183,411)	$(2,218,946)	(342,943)	$(4,006,862)
Class A1
Shares sold	2,052	$ 25,000	7,200	$ 86,187
Shares issued from reinvestment of distributions	201	2,557	1,966	22,469
Redemption fees	—	—	—	—
Shares redeemed	(1,088)	(12,623)	(5,705)	(64,742)
Net increase	1,165	$ 14,934	3,461	$ 43,914
Class C2
Shares sold	81	$ 1,000	80	$ 1,000
Shares issued from reinvestment of distributions	—	1	3	39
Redemption fees	—	—	—	—
Shares redeemed	(81)	(989)	—	—
Net increase	—	$ 12	83	$ 1,039
Investor Class
Shares sold	97	$ 1,200	3,993	$ 46,100
Shares issued from reinvestment of distributions	114	1,453	739	8,487
Redemption fees	—	—	—	2
Shares redeemed	(3,830)	(46,759)	(9,781)	(118,843)
Net decrease	(3,619)	$ (44,106)	(5,049)	$ (64,254)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	898,616	$ 11,723,343	1,148,798	$ 12,656,976
Shares issued from reinvestment of distributions	—	—	55,930	625,306
Redemption fees	—	51	—	1,855
Shares redeemed	(219,044)	(2,815,827)	(2,077,810)	(25,040,437)
Net increase/(decrease)	679,572	$ 8,907,567	(873,082)	$ (11,756,300)
Institutional Class
Shares sold	2,872,698	$ 37,308,242	3,747,760	$ 43,537,374
Shares issued from reinvestment of distributions	—	—	26,608	297,754
Redemption fees	—	1,008	—	1,061
Shares redeemed	(1,276,058)	(16,721,061)	(335,719)	(3,814,163)
Net increase	1,596,640	$ 20,588,189	3,438,649	$ 40,022,026
Class A1
Shares sold	1,556,921	$ 19,902,513	2,577,458	$ 29,873,325
Shares issued from reinvestment of distributions	—	—	65,916	731,663
Redemption fees	—	1,756	—	8,051
Shares redeemed	(549,154)	(7,095,465)	(1,705,906)	(19,414,644)
Net increase	1,007,767	$ 12,808,804	937,468	$ 11,198,395
Class C2
Shares sold	784,043	$ 9,972,035	2,024,487	$ 23,963,146
Shares issued from reinvestment of distributions	—	—	23,521	261,553
Redemption fees	—	1,358	—	96
Shares redeemed	(53,864)	(686,543)	(29,504)	(299,994)
Net increase	730,179	$ 9,286,850	2,018,504	$ 23,924,801
Investor Class
Shares sold	13,325,597	$174,899,717	9,280,681	$107,156,143
Shares issued from reinvestment of distributions	—	—	166,693	1,863,626
Redemption fees	—	2,338	—	45,749
Shares redeemed	(2,347,936)	(30,706,545)	(5,883,541)	(64,893,369)
Net increase	10,977,661	$144,195,510	3,563,833	$ 44,172,149

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2016, were as follows:

	Purchases	Proceeds from Sales
Growth Fund	$214,506,296	$300,336,640
Contrarian Fund	$135,583,208	$198,778,563
Equity Income Fund	$ 7,834,063	$ 6,658,775
Small Cap Growth Fund	$244,395,314	$ 84,518,337

4.	Other Investment Transactions
a.	Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
b.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:

	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 7.63%	01/12/17 - 11/15/46	$107,787,979
Contrarian Fund	U.S. Government Obligations	0.00% - 6.00%	01/12/17 - 11/15/46	8,089,130
Equity Income Fund	U.S. Government Obligations	0.00% - 6.00%	01/12/17 - 11/15/46	526,046
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 6.00%	01/12/17 - 11/15/46	28,000,527
Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2016, the total value of securities on loan for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $248,455,013, $70,789,811, $3,125,868, and $92,831,588, respectively. Securities on loan are footnoted in the Schedules of Investments. As of December 31, 2016, the total collateral value for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $255,579,810, $73,063,737, $3,181,775 and $96,335,275, respectively.
c.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At December 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and the Meridian Small Cap Growth Fund were $112,993,831, $47,713,607, $2,655,729 and $50,128,748, respectively.
d.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions see Note 4.b.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of December 31, 2016:

	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 112,993,831	$ (112,993,831)[1]	$ —
Contrarian Fund
Repurchase agreement	47,713,607	(47,713,607) [1]	—
Equity Income Fund
Repurchase agreement	2,655,729	(2,655,729) [1]	—
Small Cap Growth Fund
Repurchase agreement	50,128,748	(50,128,748) [1]	—
[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of securities on loan is not presented in this table.
e.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Transactions in options written during the six months ended December 31, 2016, were as follows:

Meridian Contrarian Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2016	—	$ —
Options written	3,950	573,979
Options terminated in closing purchase transactions	(1,000)	(100,582)
Options expired	(1,500)	(132,561)
Options exercised	—	—
Options outstanding at December 31, 2016	1,450	$ 340,836

Meridian Equity Income Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2016	—	$ —
Options written	40	3,928
Options terminated in closing purchase transactions	—	—
Options expired	—	—
Options exercised	—	—
Options outstanding at December 31, 2016	40	$3,928
For the six months ended December 31, 2016, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options.
f.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
5.	Market and Debt Securities Risk
In the normal course of business, each Funds’ investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
6.	Affiliate Transactions and Fees
Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%

Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), an affiliate of the Adviser, and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the six months ended December 31, 2016, distributors received commissions in the amounts of $1,049, $112 and $3,706 for Class A of Growth Fund, Contrarian Fund and Small Cap Growth Fund, respectively. The distributors received CDSC fees in the amounts of $461, $10 and $3,157 for Class C of Growth Fund, Equity Income Fund, and Small Cap Growth Fund, respectively.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below during the six months ended December 31, 2016.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

	Expense Limitation	Total Waivers and Reimbursements for the six months ended December 31, 2016
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —
Equity Income Fund
Legacy Class	1.25%	$ —
Class A	1.60%	$ —
Class C	2.00%	$ 1
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$11,551
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement after one year from the date of the current prospectus. For the six months ended December 31, 2016, the Adviser recouped $1,701, $7,328, and $50,348 from the Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

At December 31, 2016, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2017	2018	2019	2020
Growth Fund	—	—	—	—
Contrarian Fund	13,070	23,426	—	—
Equity Income Fund	47,075	44,499	216	1
Small Cap Growth Fund	34,115	28,964	34,831	11,551

At December 31, 2016, $10,065 of recoupable expenses expired for Equity Income Fund.
7.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2016, is as follows:

	2016 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	29,993,917	110,190,627	140,184,544
Contrarian Fund	194,812	85,104,072	85,298,884
Equity Income Fund	9	1,965,502	1,965,511
Small Cap Growth Fund	3,839,325	472,200	4,311,525
9.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12-months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended December 31, 2016, the Funds did not incur any interest or penalties.
The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2016 is as follows:

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2016 (Unaudited)

	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,224,323,479	$204,793,073	$(58,166,513)	$146,626,560
Contrarian Fund	459,630,625	135,089,285	(8,478,290)	126,610,995
Equity Income Fund	40,246,148	9,304,966	(1,255,257)	8,049,709
Small Cap Growth Fund	534,168,772	67,814,031	(16,724,330)	51,089,701
Under the Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.
10.	Other Matters: As of April 9, 2010, the Adviser and certain affiliated entities became defendants in a lawsuit brought by another company alleging trademark infringement, unfair competition and related claims. The complaint alleges that the Adviser’s and affiliated entities’ use of their Arrowpoint trademark and the Arrowpoint logo infringes the rights of the plaintiff in various trademarks that it uses. The complaint seeks injunctive relief requiring the Adviser and the affiliated entities to cease use of the Arrowpoint trademark and logo and unspecified monetary damages, which the plaintiff claims to be unable to quantify. The Adviser has responded to the lawsuit in the United States District Court for the District of Delaware by denying the material allegations of the compliant and opposing the plaintiff’s motion for a preliminary injunction, which is now pending before the Court.
The Adviser believes the complaint to be without legal merit and intends to defend against it vigorously. Any legal costs associated with the compliant will be borne by the Adviser, and not the Meridian Funds. While an outcome regarding the complaint is unknown at this time, the Adviser believes that this complaint should not have a material effect on its operations or impair its ability to perform its duties to the Meridian Funds.
11.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Board Consideration of Management Agreement with Arrowpoint Asset Management, LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an investment management agreement (“Management Agreement”) between Arrowpoint Asset Management, LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 9, 2016. As detailed below, at the meeting held on August 9, 2016 and at meetings leading up to this meeting, the Directors reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Directors requested, received and evaluated extensive information and materials about the Adviser and its relationship with the Funds. In this regard, the Directors reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Directors also consulted with Independent Counsel, with whom they met separately. Independent Counsel advised the Directors on the legal standards for their consideration of the Management Agreement and otherwise assisted the Directors in their deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the information presented and reviewed by the Directors. In their deliberations, the Directors did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Directors considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Independent Directors reviewed and analyzed materials and information concerning the background, experience and capabilities of the Adviser’s portfolio managers and its other investment and administrative personnel. The Independent Directors considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Funds. The Independent Directors also considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser including its financial capacity to perform the services required under the Investment Management Agreement. In addition, the Independent Directors considered matters related to the Adviser’s compliance programs and its compliance history, as well as the Adviser’s representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Independent Directors reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds. The Independent Directors were satisfied with the Adviser’s capabilities for providing services and overseeing and reviewing services to be rendered by outside providers. The Independent Directors also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In this regard, the Independent Directors considered the fact that the Adviser’s resources are expanding and that the Funds and their shareholders have the potential to benefit from those additional resources.
Investment Advisory Fee Rate and Other Expenses
The Independent Directors reviewed and considered the contractual investment advisory fee rate to be paid by the Funds to the Adviser for investment management services under the Management Agreement. The Independent Directors also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund. The peer group for each Fund was defined by an independent third-party provider of market data. The Independent Directors noted that the investment advisory fees and expenses of the Meridian Growth Fund were less than the average of its peer group, and investment advisory fees and expenses of the remaining Funds were slightly greater than the average fees and expenses of their respective peer group.
With respect to other accounts managed by the Adviser, the Independent Directors noted that the Adviser provides sub-advisory services for other fund complexes, but that the services provided by the Adviser for the Funds are much more extensive with respect to compliance, operational, shareholder servicing and proxy voting activities than are provided under

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the sub-advisory arrangements. The Independent Directors also noted that the Adviser provides investment management services to certain foundations, pensions, employee retirement plans and a UCITs fund. The Independent Directors considered how the scope of services and investment management fees that relate to these accounts compares to the scope of services and fees that relate to the Funds.
The Independent Directors also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain expenses. The Independent Directors concluded that the investment advisory fee rates to be paid by the Funds are reasonable in light of the services covered by the Investment Management Agreement and that the anticipated expense structure of the Funds supported the approval of the Investment Management Agreement.
Fund Performance
The Independent Directors noted that their ability to evaluate Fund performance continues to be somewhat limited by the fact that the Adviser has only managed the Funds since September, 2013 (or in the case of the Meridian Small Cap Growth Fund, since its inception in December, 2013). The Independent Directors nevertheless evaluated the performance of each Fund during certain time periods against each Fund’s peer group and certain benchmarks. They noted that the Growth Fund outperformed its benchmarks during the one- and three-year periods ended May 31, 2016; the Contrarian Fund was approximately in line with its benchmarks during the one- and three-year periods ended May 31, 2016; the Equity Income Fund underperformed its benchmarks during the one- and three-year periods ended May 31, 2016; and the Small Cap Growth Fund was approximately in line with its benchmarks during the year ended May 31, 2016. The Independent Directors concluded that Fund performance was satisfactory and that it supported the approval of the Management Agreement.
Cost of Services to be Provided and Profitability
The Independent Directors noted that their ability to evaluate the Adviser’s costs in providing services to the Funds, as well as the profitability of the Adviser’s relationship with the Funds, is somewhat limited by the relatively short period of time in which the Adviser has managed the Funds and by the disparate levels of assets under management in the Funds. The Independent Directors reviewed the Adviser’s revenue, cost and profitability projections through December 31, 2018. The Independent Directors noted the impact that certain events are expected to have on the profitability of the Funds. The Independent Directors also discussed certain changes made by the Adviser to its expense allocation method in order to refine the allocation of expenses to each Fund.
Economies of Scale
The Independent Directors received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of economies of scale. The Independent Directors noted that the Adviser reported that it has invested and continues to invest significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders. Those investments have the potential to result in economies of scale for the Adviser over time. However, in the near term the Adviser has reported diseconomies of scale given the significant investments made by it since assuming responsibility for management of the Funds.
Other Benefits to the Adviser
The Independent Directors received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds. The Independent Directors noted that the Adviser benefits from soft dollar arrangements using portfolio brokerage for the Funds. The Independent Directors also noted that Destra Capital Investments, LLC (“Destra”), which is an affiliate of the Adviser, will no longer serve as distributor of the Funds. As a result, benefits realized by the Adviser in connection with Destra’s distribution arrangement with the Funds will terminate. Destra will, however, provide certain distribution-related services pursuant to an agreement with the Funds’ new distributor, ALPS Distributors, Inc. The Independent Directors also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Funds that may lead to other investment management opportunities.
Summary
After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the entire Board, including all of the Independent Directors, approved the Management Agreement.

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

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MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:
•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2016
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
Arrowpoint Asset Management LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Three Embarcadero Center
San Francisco, CA 94111
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Derek Mullins, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Katie Jones, Assistant Treasurer
*Interested Director

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date 3/3/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date 3/3/2017

By (Signature and Title)*	/s/ Derek J. Mullins
Derek J. Mullins
Principal Financial Officer and Treasurer

Date 3/3/2017

*	Print the name and title of each signing officer under his or her signature.